      S FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2004
================================================================================

                                                  REGISTRATION FILE NO. 33-19718
                                                                       811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                  PRE-EFFECTIVE AMENDMENT NO. ___                  [ ]
                  POST-EFFECTIVE AMENDMENT NO. 25                  [X]

                                     AND/OR

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                  ACT OF 1940                                      [ ]

                  AMENDMENT NO. 5                                  [X]
                        (CHECK APPROPRIATE BOX OR BOXES.)

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (319) 352-4090

    MARGARET GALLARDO-CORTEZ, ESQ.                         COPY TO:
  CUNA MUTUAL LIFE INSURANCE COMPANY                  STEPHEN E. ROTH, ESQ.
       5910 MINERAL POINT ROAD                   SUTHERLAND ASBILL & BRENNAN LLP
       MADISON, WISCONSIN 53705                   1275 PENNSYLVANIA AVENUE, N.W.
(NAME AND ADDRESS OF AGENT FOR SERVICE)             WASHINGTON, DC 20004-2415

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this registration statement.

                  It is proposed that this filing will become effective (check appropriate box):
                  [ ] immediately upon filing pursuant to paragraph (b)
                  [X] on May 1, 2004 pursuant to paragraph (b) of Rule 485
                  [ ] 60 days after filing pursuant to paragraph (a)(i)
                  [ ] on __________ pursuant to paragraph (a)(i) of Rule 485

                  If appropriate check the following box:

                  [ ] This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment

                      TITLE OF SECURITIES BEING REGISTERED:
    Interests in Individual Flexible Premium Variable Life Insurance Policies

                                    PROSPECTUS                       MAY 1, 2004


                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                    ISSUED BY

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                     THROUGH
                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

This prospectus describes the MEMBERS Variable Universal Life flexible premium variable life insurance policy ("Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Variable Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the Insured.

This prospectus provides information that a prospective Owner should know before investing. You should keep this prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Accumulated Values to:

     - Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

     - An Interest Bearing Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds available through the Separate Account accompanies this prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:

  -   Ultra Series Fund
        Money Market Fund
        Bond Fund
        Balanced Fund
        Growth and Income Stock Fund
        Capital Appreciation Stock Fund
        Mid-Cap Stock Fund
        Multi-Cap Growth Stock Fund

  -   T. Rowe Price International Series, Inc.
        T. Rowe Price International Stock Portfolio

An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

PLEASE REFER TO THE "SUMMARY OF POLICY BENEFITS AND RISKS" SECTION OF THIS PROSPECTUS THAT DESCRIBES CERTAIN RISKS ASSOCIATED WITH INVESTING IN A POLICY.

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS
     POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


Summary of Policy Benefits and Risks .............................      3
Benefits Summary .................................................      3
Risk Summary .....................................................      5
Fee Tables .......................................................      8
CUNA Mutual Life Insurance Company ...............................     12
   CUNA Mutual Life Insurance Company ............................     12
   The Interest Bearing Account ..................................     12
   Legal Proceedings .............................................     13
The Separate Account and the Funds ...............................     13
   Ultra Series Fund .............................................     13
   T. Rowe Price International Series, Inc .......................     14
The Policy .......................................................     14
   Applying for a Policy .........................................     14
   Flexibility of Premiums .......................................     14
   Allocation of Net Premiums ....................................     15
   Lapse .........................................................     15
   Reinstatement .................................................     15
   Premiums to Prevent Lapse .....................................     16
   Death Proceeds ................................................     17
   Accelerated Benefit Option ....................................     17
   Change of Specified Amount ....................................     18
   Policy Values .................................................     18
   Transfer of Values ............................................     20
   Change of Allocations .........................................     22
   Dollar-Cost Averaging .........................................     22
   Surrender and Partial Withdrawals .............................     23
   Maturity ......................................................     23
   Payment of Proceeds/Settlement Options ........................     23
   Policy Loans ..................................................     24
Charges and Deductions ...........................................     25
Other Policy Benefits and Provisions .............................     28
   Conditions for Policy Issue ...................................     28
   Issue Date ....................................................     28
   Owner, Beneficiary ............................................     29
   Right-to-Examine Period .......................................     29
   Conversion/Exchange of Policy .................................     30
   Transfer of Ownership .........................................     30
   Addition, Deletion, or Substitution of Investments ............     30
   Voting Rights .................................................     31
   Distribution of Policies ......................................     31
Riders and Endorsements ..........................................     32
Federal Income Tax Considerations ................................     33
Financial Statements .............................................     37
Glossary .........................................................     37
Statement of Additional Information-Table of Contents ............     40

SUMMARY OF POLICY BENEFITS AND RISKS

This summary describes important benefits and risks of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

                                BENEFITS SUMMARY

GENERAL BENEFITS OF THE POLICY

Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides a Accumulated Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Accumulated Value to the Subaccounts. The amount and duration of life insurance protection and of Accumulated Value and Cash Value varies with the investment experience of the Accumulated Value you place in the Subaccounts.

As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

PREMIUMS

The Policy requires an initial premium. The amount of your Policy's Specified Amount determines the amount of your initial premium. After you make the initial premium, you can pay subsequent premiums at any time while your Policy is In Force. The Company reserves the right to refuse any premium payment that is less than $25. The Company also reserves the right to refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the Premium.

     - The Policy provides for a planned annual premium. You are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. (If you do skip a premium, you may increase the likelihood that your Policy will Lapse.) We may reject any premiums after the Insured reaches Attained Age 95.


     - MINIMUM DEATH BENEFIT GUARANTEE. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date the Policy will not Lapse during those years. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by 0.60, and is stated on the specifications page of the Policy.


     - NO-LAPSE GUARANTEE. If at all times during the first three Policy years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-Lapse guarantee is voided.

         In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

DEATH BENEFIT OPTIONS

- You must choose between two death benefit options under the Policy. Your selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Proceeds are equal to:

               -  the Face Amount on the date of death; plus

               -  any premiums received after the date of death; minus

               -  Policy indebtedness

-    The Face Amount differs under the two death benefit options:

     -   The Face Amount under OPTION 1 is the greater of:

         -    the Specified Amount; or

         - the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

     -   The Face Amount UNDER OPTION 2 is the greater of:

         - the Specified Amount plus the Policy's Accumulated Value on the date of death; or

         - the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

You may select the Specified Amount, which the Company will normally require be at least $50,000 ($10,000 for Issue Ages 65 and over). You also may increase or decrease the Specified Amount, but you may not decrease it below $50,000 ($10,000 for Issue Ages 65 and over).

CANCELLATION, SURRENDER AND PARTIAL WITHDRAWALS

CANCELLATION: Once we issue your Policy, the Right-to-Examine Period begins. You may return the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period.

SURRENDER: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Net Cash Value.

     -   Federal income taxes and a penalty tax may apply to surrenders.

PARTIAL WITHDRAWALS: You may withdraw part of the net Cash Value using a Written Request, subject to the following rules.

     - Federal income taxes and a penalty tax may apply to partial withdrawals;

     - A partial withdrawal reduces the death benefit by at least the amount withdrawn;

     - Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either death benefit option 1 or death benefit option 2, a partial withdrawal will reduce both the Accumulated Value and the Face Amount by the amount surrendered but will not affect the COI. Under death benefit option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial withdrawal under death benefit option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly COI and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly COI is less than it would have been without the surrender.

     - We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

TRANSFERS

Each Policy year, you may make:

     - Accumulated Value transfers from the Subaccounts to other Subaccounts and to the Interest Bearing Account at any time; and

     - Accumulated Value transfers from the Interest Bearing Account only during the 30 day period beginning on and immediately following the Policy Anniversary.


A transfer from the Fixed Account may be limited to 25% of Fixed Account Value. We may deduct a charge of $20 per transfer after the fourth transfer in a Policy year. We currently waive this restriction.


LOANS

- Subject to certain conditions, you may borrow money from us using the Accumulated Value of your Policy as collateral. Loans may have tax consequences.

- To secure the loan, we transfer an amount of your Accumulated Value equal to the loan from the Subaccounts and Interest Bearing Account to the Loan Account, until the loan is repaid.

- Accumulated Value in the Loan Account earns interest at the guaranteed minimum rate of 6% per year.

- We charge you an interest rate of 8% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy year. The interest rate charged on Loans is subject to change by the Company.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums.

- Outstanding loans and accrued interest are deducted from the death benefit to arrive at the Death Proceeds (the amount payable to the Beneficiary upon the Insured's death).

                                  RISK SUMMARY

INVESTMENT RISK

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Accumulated Value will decrease. If you allocate Net Premiums or transfer Accumulated Value to the Interest Bearing Account, we credit your Accumulated Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 6.0%.

Because we continue to deduct charges from Accumulated Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy's Cash Value may fall to zero. In that case, the Policy may Lapse. WE DO NOT GUARANTEE ANY ACCUMULATED VALUE YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Accumulated Value, through partial withdrawals and loans.

RISK OF LAPSE

Certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient premium payment to keep your Policy In Force:

     - If your Policy's Accumulated Value on a Monthly Day is too low to cover the Monthly Deduction, and the minimum death benefit guarantee and the no-Lapse guarantee are not in effect, then the Policy will enter a 61-day grace period. If the Policy enters the grace period, the Company will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed.

     - Whenever your Policy enters a grace period if you do not make a sufficient premium payment before the grace period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. To avoid the Policy Lapsing at the end of the grace period, the Owner must: (1) pay sufficient premium to increase the Net Cash Value to zero by the end of the grace period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, pay either the above amount or the amount needed to qualify for the no-Lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-Lapse guarantee.

DEFERRED SALES CHARGE RISKS

Deferred sales charges play a role in determining whether your Policy will Lapse. The deferred sales charges under this Policy are significant, especially in the early Policy years. It is likely that you will receive no Cash Value if you surrender your Policy in the first few Policy years. You should purchase this Policy only if you have the financial ability to keep it In Force at the initial Specified Amount for a substantial period of time. You should not purchase this Policy if you intend to surrender all or part of the Cash Value in the near future. This Policy is designed to meet long-term financial goals. THIS POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.


Even if you do not surrender your Policy, deferred sales charges may still help determine whether your Policy will Lapse. Cash Value (that is, Accumulated Value minus any Deferred Charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a grace period, and possibly Lapse. A SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.


TAX RISKS


In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We anticipate that the Policy will generally be deemed a life insurance contract under federal income tax law, so that the Death Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis and it is not clear whether such policies will in al cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy.



Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.


PARTIAL WITHDRAWAL RISKS

The Policy permits you to make a partial withdrawal, as long as the Specified Amount remaining after such withdrawal would not be less than $40,000 ($8,000 for issue ages 65 and over). A partial withdrawal reduces the Accumulated Value and Cash Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the minimum death benefit guarantee or the no-Lapse guarantee will not remain in effect. A PARTIAL WITHDRAWAL ALSO MAY HAVE ADVERSE TAX CONSEQUENCES.

A partial withdrawal reduces the death benefit. If you selected the level death benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable death benefit (Option 2), then when you make a partial withdrawal, the death benefit is reduced because the Accumulated Value is reduced.


Currently there are no limitations on partial withdrawals, however, the Company reserves the right to limit the number of partial withdrawals to two per Policy Year.


LOAN RISKS

A Policy loan, whether or not repaid, affects Accumulated Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Interest Bearing Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 6.0% that we may, from time to time, credit to the Interest Bearing Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Interest Bearing Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Interest Bearing Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate of 8.0%, compounded annually.

Policy Indebtedness reduces the Death Proceeds and net Cash Value by the amount of such indebtedness. As with partial withdrawals, loans reduce the Net Cash Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the minimum death benefit guarantee or the no-Lapse guarantee would not remain in effect.

FUND RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Fund's prospectus for more information.

                                   FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Value among the Subaccounts and the Interest Bearing Account.

                                TRANSACTION FEES

                                                                        AMOUNT DEDUCTED
                                                 -------------------------------------------------------------
                              WHEN CHARGE IS         MAXIMUM GUARANTEED
         CHARGE                  DEDUCTED                  CHARGE                        CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE     Upon receipt of       0-3.5% of each premium payment,   0-3.5% of each premium
(Taxes)                    each premium payment  depending on the Insured's        payment, depending on the
                                                 state of residence                Insured's state of residence
--------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE           Upon surrender or     $0.87 - $42.31 per $1,000 of      $0.87 - $42.31 per $1,000
(DEFERRED SALES AND        Lapse during the      Specified Amount during the       of Specified Amount during
ADMINISTRATIVE             first 9 Policy        first Policy Year(2)              the first Policy Year(2)
CHARGE)(1)                 Years, or during
                           the first 9 Policy
(Minimum and Maximum       Years following an
Charge)                    increase in
                           Specified Amount
--------------------------------------------------------------------------------------------------------------
Charge for a male          Upon surrender or     $10.36 per $1,000 of Specified    $10.36 per $1,000 of
Insured, Attained Age      Lapse during the      Amount                            Specified Amount
41, in the preferred       first 9 Policy
non-smoker rating class.   Years, or during
                           the first 9 Policy
                           Years following an
                           increase in
                           Specified Amount
--------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH          At the time the                    $ 300                           $ 300
BENEFIT OPTION             Accelerated Death
                           Benefit is paid
--------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL FEE     Upon partial          The lesser of: $25 per            The lesser of: $25 per
                           withdrawal            withdrawal, or 2% of the amount   withdrawal, or 2% of the
                                                 withdrawn                         amount withdrawn
--------------------------------------------------------------------------------------------------------------

--------------------
(1) The deferred sales and administrative charge varies based on the Insured's Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). The charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the charges for your Policy, and more detailed information concerning your charges is available on request from our Home Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the death benefit option, Specified Amount, planned premium, and riders you select.

(2) The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.

                                TRANSACTION FEES

                                                                          AMOUNT DEDUCTED
                                                         --------------------------------------------------
                              WHEN CHARGE IS               MAXIMUM GUARANTEED
         CHARGE                  DEDUCTED                        CHARGE                  CURRENT CHARGE
-----------------------------------------------------------------------------------------------------------
SPECIFIED AMOUNT INCREASE    Upon increase in            $50 for each Specified      $50 for each Specified
CHARGE                       Specified Amount(3)         Amount increase after       Amount increase after
                                                         the first in a Policy       the first in a Policy
                                                         Year                        Year
-----------------------------------------------------------------------------------------------------------
TRANSFER FEE                 Upon every transfer                $  20                        None
                             other than the first
                             four transfers in a
                             Policy Year
-----------------------------------------------------------------------------------------------------------
EXECUTIVE BENEFITS PLAN      Upon exercise during the           $ 150                        None
ENDORSEMENT                  first 2 Policy Years
-----------------------------------------------------------------------------------------------------------
DUPLICATE POLICY FEE         Upon request for a                 $  30                        $ 30
                             duplicate Policy
-----------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                                                       AMOUNT DEDUCTED
                                 WHEN CHARGE IS        --------------------------------------------------
        CHARGE                      DEDUCTED           MAXIMUM GUARANTEED CHARGE       CURRENT CHARGE
---------------------------------------------------------------------------------------------------------
POLICY FEE                  On Policy Issue Date              $6(4)                         $6
                            and Monthly Days
---------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE       On Policy Issue Date       $0.0375 per $1,000 of       $0.0375 per $1,000 of
                            and monthly on Monthly     Specified Amount ($0.45     Specified Amount ($0.45
                            Day, during Policy Years   per $1,000 annually)        per $1,000 annually)
                            1 - 10
---------------------------------------------------------------------------------------------------------

------------------
(3) We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

(4) $3.00 for Issue Ages 0-19.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                                                          AMOUNT DEDUCTED
                                                        --------------------------------------------------
                                   WHEN CHARGE IS          MAXIMUM GUARANTEED
         CHARGE                       DEDUCTED                   CHARGE                 CURRENT CHARGE
----------------------------------------------------------------------------------------------------------
COST OF INSURANCE(5)         On Policy Issue Date       $0.06 - $83.33 per         $0.06 - $83.33 per
                             and Monthly Days           $1,000 of Net Amount at    $1,000 of Net Amount at
(Minimum and Maximum                                    Risk                       Risk
Charge)
----------------------------------------------------------------------------------------------------------
Charge for a male Insured,   On Policy Issue Date and   $0.2133 per $1,000 of      $0.2133 per $1,000 of
Attained Age 41 in the       Monthly Days               Net Amount of Risk         Net Amount at Risk
non-smoker rating class.
----------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK   Daily                      at an annual rate of       at an annual rate of
CHARGE                                                  0.90% of Variable          0.90% of Variable
                                                        Account Value              Account Value
----------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD         On Policy Anniversary or        2.00%                       0.50%
                             earlier as applicable(6)
----------------------------------------------------------------------------------------------------------
RIDER CHARGES:(7)
----------------------------------------------------------------------------------------------------------
Accidental Death Benefit     On Policy Issue Date and   $0.0383 - $0.155 per       $0.0383 - $0.155 per
Rider                        Monthly Days               $1,000 of Accidental       $1,000 of Accidental
                                                        Death Benefit              Death Benefit
(Minimum and Maximum
Charge)
----------------------------------------------------------------------------------------------------------

------------------


(5) Cost of Insurance varies based on the Insured's Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The Cost of Insurance shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the guaranteed Cost of Insurance charge for your Policy. More detailed information concerning your Cost of Insurance is available on request from the Company's Home Office. Also, before you purchase the Policy, the Company will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the death benefit option, Specified Amount, planned premium, and riders you select.



(6) Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender, or the Insured's death. The loan interest spread is the difference between the rate of interest the Company charges you for a loan and the amount of interest credits to your Loan Account. After the 10th Policy Year, the loan interest spread is 0.05%.



(7) Charges for the Accidental Death Benefit Rider, Children's Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, Term Insurance Rider, Disability Waiver of Monthly Deduction Rider, and Disability Waiver of Monthly Deduction and Premium Rider vary based on the Insured's Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges for your Policy, and more detailed information concerning these rider charges is available on request from the Company's Home Office. Also, before you purchase the Policy, the Company will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the death benefit option, Specified Amount, planned premium, and riders that you select.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                            AMOUNT DEDUCTED
                                                        -----------------------------------------------------
                                   WHEN CHARGE IS          MAXIMUM GUARANTEED
         CHARGE                      DEDUCTED                    CHARGE                    CURRENT CHARGE
----------------------------------------------------------------------------------------------------------------
Charge for a male Insured,   On Policy Issue Date       $0.0592 per $1,000 of         $0.0592 per $1,000 of
Attained Age 36 in the       and Monthly Days           Accidental Death Benefit      Accidental Death Benefit
non-smoker rating class.
----------------------------------------------------------------------------------------------------------------
Children's Insurance Rider   On Policy Issue Date       $0.75 per $1,000 of           $0.75 per $1,000 of
                             Monthly Days               coverage ($9.00 per $1,000    coverage ($9.00 per $1,000
                                                        annually)                     annually)
----------------------------------------------------------------------------------------------------------------
Guaranteed Insurability      On Policy Issue Date and   $0.0725 - $0.1725 per         $0.0725 - $0.1725 per
Rider                        Monthly Days               $1,000 of coverage            $1,000 of coverage

(Minimum and Maximum
Charge)
----------------------------------------------------------------------------------------------------------------
Charge for a male Insured,   On Policy Issue Date       $0.0858 per $1,000 of         $0.0858 per $1,000 of
Issue Age 7, in the          Monthly Days               coverage                      coverage
standard rating class
----------------------------------------------------------------------------------------------------------------
Other Insured Rider          On Policy Issue Date and   $0.06 - $83.33 per            $0.06 - $83.33 per
                             Monthly Days               $1,000 of Net Amount at       $1,000 of Net Amount at
(Minimum and Maximum                                    Risk plus $1.67               Risk plus $1.67
Charge)
----------------------------------------------------------------------------------------------------------------
Charge for a female          On Policy Issue Date and   $0.1342 per $1,000 of         $0.1275 per $1,000 of
Insured, Attained Age 36,    Monthly Days               Net Amount at Risk plus       Net Amount at Risk plus
in the non-smoker rating                                $1.67                         $1.67
class
----------------------------------------------------------------------------------------------------------------
Term Insurance Rider         On Policy Issue Date and   $0.06 - $83.33 per            $0.06 - $83.33 per
                             Monthly Days               $1,000 of coverage            $1,000 of coverage
(Minimum and Maximum
Charge)
----------------------------------------------------------------------------------------------------------------
Charge for a male Insured,   On Policy Issue Date and   $0.2133 per $1,000 of         $0.1267 per $1,000 of
Attained Age 41, in the      Monthly Days               coverage                      coverage
non-smoker rating class
----------------------------------------------------------------------------------------------------------------
Disability Waiver of         On Policy Issue Date and   2.20% - 24.20% of             2.20% - 24.20% of
Monthly Deductions Rider     Monthly Days               Monthly Deductions            Monthly Deductions

(Minimum and Maximum
Charge)
----------------------------------------------------------------------------------------------------------------
Charge for a male Insured,   On Policy Issue Date and   4.5% of Monthly               4.5% of Monthly
Attained Age 35, in the      Monthly Days               Deductions                    Deductions
non-smoker rating class
----------------------------------------------------------------------------------------------------------------

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                                                          AMOUNT DEDUCTED
                                                        --------------------------------------------------
                                   WHEN CHARGE IS          MAXIMUM GUARANTEED
         CHARGE                      DEDUCTED                    CHARGE                 CURRENT CHARGE
----------------------------------------------------------------------------------------------------------
Disability Waiver of         On Policy Issue Date       2.20% - 24.20% of          2.20% - 24.20% of
Premium and Monthly          and Monthly Days           Monthly Deductions and     Monthly Deductions and
Deductions Rider                                        2.2% to 12.2% of premium   2.2% to 12.2% of premium
                                                        to be waived               to be waived
(Minimum and Maximum
Charge)
----------------------------------------------------------------------------------------------------------
Charge for a male Insured,   On Policy Issue Date and   4.5% of Monthly            4.5% of Monthly
Attained Age 34, in the      Monthly Processing Days    Deductions and 2.25% of    Deductions and 2.25% of
non-smoker rating class                                 premium to be waived       premium to be waived
----------------------------------------------------------------------------------------------------------


The next table describes the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The following table describes the minimum and maximum fees and expenses (before and waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2003.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                 MINIMUM       MAXIMUM
                                                 -------       -------
TOTAL ANNUAL FUND OPERATING EXPENSES              0.45%         1.05%

CUNA MUTUAL LIFE INSURANCE COMPANY

CUNA MUTUAL LIFE INSURANCE COMPANY

CUNA Mutual Life Insurance Company (also referred to herein as the "Company," "we," "us," and "our") is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202.

On July 1, 1990, we entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."

THE INTEREST BEARING ACCOUNT

The Interest Bearing Account is part of the Company's general account. We use general account assets to support our insurance and annuity obligations other than those funded by various separate accounts. Subject to applicable law, we have sole discretion over investment of the Interest Bearing Account's assets. We bear the full investment risk for all assets contributed to the Interest Bearing Account. The Company guarantees that all Accumulated Value allocated to the Interest Bearing Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Interest Bearing Account is not available in New Jersey.

LEGAL PROCEEDINGS

We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

THE SEPARATE ACCOUNT AND THE FUNDS

We established the Separate Account on August 16, 1983. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We have the right to transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment experience of the Separate Account or of any Subaccount. Accumulated Value varies daily with the value of the assets under the Separate Account. The Death Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Proceeds payable upon the death of the Insured exceed the Accumulated Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.

ULTRA SERIES FUND

MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Wellington Management Company, LLP serves as the investment subadviser for the Mid-Cap Stock Fund and the Multi-Cap Growth Stock Fund. Shares of the Ultra Series Fund also are offered to CUNA Mutual Group affiliated separate accounts and qualified retirement plans.

MONEY MARKET FUND. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity.


BOND FUND. This Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.



BALANCED FUND. This Fund seeks a high total return through the combination of income and capital appreciation.


GROWTH AND INCOME STOCK FUND. This Fund seeks long-term growth of capital with income as a secondary consideration.

CAPITAL APPRECIATION STOCK FUND. This Fund seeks long-term growth of capital.


MID-CAP STOCK FUND. This Fund seeks long-term capital appreciation.



MULTI-CAP GROWTH STOCK FUND. This Fund seeks long-term capital appreciation.



T. ROWE PRICE INTERNATIONAL SERIES, INC. This Fund seeks long-term growth of capital. Rowe Price International, Inc. ("Price International") serves as the investment adviser to the T. Rowe Price International Stock Portfolio.



T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO. This Fund seeks long-term growth of capital.


MORE INFORMATION ABOUT THE FUNDS


In addition to the Separate Account, the Funds, other than those of Ultra Series Fund, may sell shares to separate accounts of other insurance companies to support variable annuity contracts and variable life insurance policies, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code.



THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUNDS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even if the other Fund has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.



The Company has entered into agreements with the investment advisers of several of the Funds under which the investment adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other separate accounts of the Company) in the Funds managed by that adviser. These percentages differ, and some advisers may pay the Company more than others. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.


THE POLICY

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and submit it to an authorized sales representative. You must also pay an initial premium, as further described below, while the Insured is alive, on or before the Issue Date. All premiums after the initial premium must be paid to the Home Office.

FLEXIBILITY OF PREMIUMS

The Policy provides for a schedule of planned annual premiums determined by you. You are not required, however, to pay premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the initial premium at any time while the Policy is In Force.

If you want the no-Lapse guarantee to be in effect, you must make planned annual premium payments in an amount that, if paid each year for the first three Policy years, will keep the no-Lapse guarantee in effect. The specifications page of your Policy indicates the minimum premium. If you want the minimum death benefit guarantee to be in effect so that the Policy will not Lapse during the later of the Insured's Attained Age 65 or 10 years from the Issue

Date, you must pay the Target Premium until the later of Attained Age 65 or 10 years from the Issue Date. The Target Premium is generally determined by dividing the minimum premium by .60, and is shown on the specifications page of your Policy.

If you do not choose to utilize the no-Lapse guarantee or minimum death benefit guarantee, the initial premium is at least one-twelfth (1/12) of the minimum premium. The minimum premium is the minimum annual amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect for that time. The minimum initial premium for your Policy is shown on the Policy's data page.

We reserve the right to refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We reserve the right to refuse any Premium or part of a Premium that would increase the Face Amount by more than the amount of the Net Premium.

ALLOCATION OF NET PREMIUMS

You determine what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. The minimum allocation is 1% of any Net Premium using whole percentages. If the initial premium is received before we issue the Policy, it is held in the company's General Account until the Issue Date. On the Issue Date, the Net Premium is allocated to the Subaccounts and the Interest Bearing Account. Allocations are made by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocation is changed by the Owner.

LAPSE

If your Net Cash Value on any Monthly Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a grace period has begun under the Policy. If sufficient Net Premium is not paid during the grace period, the Policy will Lapse without value. The Net Premium required to terminate the grace period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions. If the Insured dies during the grace period, unpaid Monthly Deductions are deducted from the Death Proceeds.

REINSTATEMENT

You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

         - You make a Written Request to reinstate the Policy within five years after the Lapse.

         - You provide satisfactory evidence of insurability (the Cost of Insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy).

         - You pay Net Premiums in an amount sufficient to increase the Net Cash Value to zero by the end of the grace period, assuming no investment gains or losses.

         - You pay the amount of the Monthly Deductions due on the first three Monthly Days after the reinstatement is effective.

         - If Lapse occurs during the twelve months following the Issue Date or a Specified Amount increase, you pay an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.


A reinstatement becomes effective only after we approve it. The Company will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charge on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred.

PREMIUMS TO PREVENT LAPSE

If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.

         a. NO-LAPSE GUARANTEE: If at all times during the first three Policy years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been in Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-Lapse guarantee is voided.

              In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

         b. MINIMUM DEATH BENEFIT GUARANTEE: The minimum death benefit guarantee provides that the Company will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial withdrawals and Policy loans, is at least equal to the monthly Target Premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by
              0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will reaming In force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly Target Premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

              The Target Premium will be increased or decreased, as appropriate, when you request to increase or decrease in the Specified Amount, change the death benefit option, or add or delete riders.

              If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. We will mail you notice of this loss, after which you will have 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60 day grace period, the minimum death benefit guarantee cannot be reinstated.


              Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the monthly deduction during those first nine Policy years. During those years, any Monthly Deduction remaining after amounts in the deferred Charges Account have been exhausted will be waived. In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived.

DEATH PROCEEDS

Payment of Death Proceeds. When we receive satisfactory, written proof of the Insured's death, we will pay the Death Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Proceeds to you, if living, or to your estate.

We will pay Death Proceeds payable to your estate in one sum. We will pay Death Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Proceeds due may only be applied under settlement options we consent to.

We pay interest on single sum Death Proceeds from the date we receive proof of death (or from the date of the Insured's death, if required by law), until the date of payment. Interest is paid at an annual rate that we determine.

During the Insured's lifetime, you may elect a settlement option for the payment of the Death Proceeds. To make such an election, we must receive the written consent of all Irrevocable Beneficiaries and assignees. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two death benefit options. Your selection will affect the death benefit, the Monthly Deduction, and the Accumulated Value. Under either option, Death Proceeds are equal to the Face Amount on the date of death, plus any premiums received after the date of death, minus Indebtedness.

However, the Face Amount differs under the two Death Benefit Options. The Face Amount under OPTION 1 is the greater of (a) the Specified Amount, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. The Face Amount under OPTION 2 is the greater of (a) the Specified Amount plus the Policy's Accumulated Value on the date of death, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B. The death benefit factor decreases from year to year as the Attained Age of the Insured increases. Subject to additional underwriting, Owners may change their death benefit option while the Policy is In Force.


Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased Death Benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.



A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy Value under option 1, but is constant under option 2, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.


ACCELERATED BENEFIT OPTION

If you elect to receive an accelerated payment of the Death Benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy's eligible Death Benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. The eligible Death Benefit is the Death Benefit calculated without including Accumulated Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the Death Benefit and deduct interest on the amount paid. As a result, the Death Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:

     1)  be In Force other than as extended term insurance; and

     2) have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received at the Home Office.

The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.

CHANGE OF SPECIFIED AMOUNT

You may change the Specified Amount at any time after the first Policy year by Written Request. Changing the Specified Amount may have tax consequences. If more than one increase is requested in a Policy year, we may charge $50 for each increase after the first. Changes are subject to the following conditions.

Decreases. After the decrease, the Specified Amount must be at least $50,000 ($10,000 for Issue Ages 65 and over). The decrease is effective as of the same Monthly Day or the following day the request is received at the Home Office. For purposes of determining the COI, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced Deferred Charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.

When an increase in Specified Amount occurs, the Owner will be given a Right-to-Examine Period and conversion/exchange right on the increase. In the event of exercise of the exchange right with respect to an increase in Specified Amount, the amount of Cash Value transferable to the new Policy shall be limited to the amount allocated to the increase in the Specified Amount.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

Because the Deferred Charges are a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Deferred Charge. In no instance, however, will the additional Deferred Charge exceed the lesser or $30 of the guideline annual premium for the increase or of the Cash Value and premiums paid which are allocable to the increase. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Deferred Charges, an increase resulting from a change in death benefit death option 2 to option 1 does not result in an increase in the Administrative Charge.

We reserve the right to require for a Specified Amount increase, the payment of additional premiums in an amount equal to the initial premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a COI rate different than the COI rate charged on the original Specified Amount.

POLICY VALUES

Accumulated Value. The Accumulated Value is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of the Company's General Account into which is transferred an amount equal to any Policy loans. The Deferred Charges Account is part of the Company's General Account in which Policy values are held in support of the deferred sales and administrative charges.

Accumulated Value increases whenever:

         -    Investment gains occur in any Subaccount.

         - Interest is credited to the Policy for amounts held in the Interest Bearing Account.

         - Interest is credited to the Policy for any loan amounts held in the Loan Account.

         -    Additional Net Premiums are paid.

         - Policy dividends are paid into the Subaccounts or Interest Bearing Account.

Accumulated Value decreases whenever:

         -    Investment losses occur in any Subaccount.

         -    Monthly Deduction or service fees are paid.

         -    A partial withdrawal is made.

         -    Net Cash Value is reduced by the amount of the transfer charge.

Accumulated Value is unaffected when:

         -    A Policy loan is either disbursed or repaid.

         - Accumulated Value is transferred between any Subaccount or Interest Bearing Account and the Loan Account, between Subaccounts or between the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

Accumulated Value is determined as of the end of each Valuation Period by adding the value attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account.

Accumulated Value in an Interest Bearing Account. As of the end of any Valuation Period, a Policy's value in the Interest Bearing Account is equal to:

                           - aggregate Net Premium allocated to the Interest Bearing Account; plus

                           - Accumulated Value transferred to the Interest Bearing Account; plus

                           - interest credited to the Interest Bearing Account; minus

                           - any partial withdrawals (including any applicable surrender charges deducted); minus

                           - any transfers of Accumulated Value from the Interest Bearing Account (including any transfer fees); minus

                           - the aggregated portion of monthly deductions made from the Interest Bearing Account; less

                           - the Interest Bearing Account's portion of any Increase of Specified Amount Charge.

Accumulated Value in the Subaccounts. Accumulated Value in a Subaccount reflects the investment experience of that Subaccount and the Accumulated Value in all Subaccounts reflects the weighted investment experience of those Subaccounts.

The Accumulated Value in any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Accumulated Value in the Subaccount is equal to that part of any Net Premium allocated to and any Accumulated Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Accumulated Value (including any transfer fees) from the Subaccount during the Valuation Period. Net Premiums allocated to a Subaccount and Accumulated Value transferred to a Subaccount are converted into Units. For each such allocation or transfer, the number of Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount's Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Accumulated Value transferred to a Subaccount increases the number of the Subaccount's Units credited to the Policy as of the end of the Valuation Period for which they are credited.

Certain events reduce the number of Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Accumulated Value from a Subaccount result in the cancellation of an appropriate number of Units of that Subaccount, as do:
(1) surrender of the Policy, (2) payment of the Death Proceeds, and (3) the deduction of that Subaccount's share of the monthly deduction or any applicable Increase of Specified Amount Charge. Units are cancelled as of the end of the Valuation Period during which the transaction is executed or the Company receives notice regarding the event.

The value of a Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

                  (1) is (a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

                  (2) is a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

                  (3) is the number of Units outstanding as of the end of the Valuation Period.

The Unit Value usually increase or decrease from one Valuation Period to the next and varies between Subaccounts.

TRANSFER OF VALUES

You may make the following transfers of Accumulated Value: (1) between Subaccounts at anytime; (2) from a Subaccount to the Interest Bearing Account at any time; and (3) from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary. The first four transfers in a Policy year are free. The Company may charge $20 for the fifth and each additional transfer in a Policy year. We currently waive this fee. All transfer requests received as of the same Valuation Day are treated as one transfer for the purposes of assessing the transfer fee.


A request to transfer Subaccount Values to other Subaccounts and/or Fixed Account or from fixed Account to one or more Subaccounts which is received before 3:00 p.m. Central Standard Time will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.

We further reserve the right to restrict the ability to transfer Policy Value among Subaccounts and/or the Fixed Account if we believe such action is necessary to maintain the tax status of the Policies.



Transfers must be made by Written Request and contain your manual signature. The Written Request will take effect as of the day it is received at the Home Office Telephone and Facsimile Transfers. You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:


         -    Record calls requesting transfers.

         - Ask the caller questions in an attempt to determine if you are the caller.

         - Transfer funds only to other Subaccounts and to the Interest Bearing Account.

         -    Send a written confirmation of each transfer.

We also permit written transfer requests by facsimile provided that we have an original signed fax authorization from you. We reserve the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing our Home Office.

If we use reasonable procedures and believe the instructions to be genuine, you bear the loss if someone gives unauthorized or fraudulent telephone or facsimile transfer requests to us.


"Market Timing" Restrictions on Transfers. Frequent, large, or short-terms transfers among subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. In order to protect Owners and the Funds from potentially harmful trading activity, the Company has certain market timing policies and procedures (the "Market Timing Procedures"). The Market Timing Procedures are designed to detect and prevent frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.



More specifically, the Market Timing Procedures aim to detect potential market timers by examining the number and/or size of transfers made by Owners within given periods of time, as well as the number of "round trip" transfers into and out of particular subaccounts. For purposes of applying the parameters used to detect potential market timers, the Company will aggregate transfers made on the same valuation day under multiple contracts owned by the same Owner. The Company does not include transfers made pursuant to the Dollar Cost Averaging and Automatic Asset Rebalancing Programs in these limitations. The Company also coordinates with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Market Timing Procedures. The Company may vary the Market Timing Procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.



Once an Owner has been identified as a "market timer" under the Market Timing Procedures, the Company notifies the Owner that from that date forward they will only be permitted to make transfers to or from specified subaccount(s) by original signature conveyed through the U.S. mail or overnight delivery service.



Owners seeking to engage in frequent, large, or short-term transfer activity often employ a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. In addition, the terms of the Contract may also limit the Company's ability to address this issue. Accordingly, despite the Company's best efforts, it cannot guarantee that the Market Timing Procedures will detect every potential market timer, but the Company's policy is to apply the Market Timing Procedures consistently to all Owners without special arrangement, waiver, or exception.






The Company may vary the Market Timing Procedures among its variable products to account for differences in features, distribution methods, and target markets. In its sole discretion, the Company may revise the Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Funds in the future.






To the extent permitted by applicable law, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectus for the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


CHANGE OF ALLOCATIONS

You may request a change in the allocation of future Net Premiums in writing or by telephone. You may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account in writing or by telephone. Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed. Changing the death benefit option may have tax consequences.

Allocation changes requested by telephone or fax will be followed only if you have a telephone or fax authorization on file at the Home Office.

A telephone or fax request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received at the Home Office. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received at the Home Office.

DOLLAR-COST AVERAGING

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. The fixed dollar amount will purchase more accumulation units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per accumulation unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $200 per month. If less than $200 remains in the Money Market Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Accumulated Value in the Money Market Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Accumulated Value in the Money Market Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the four free transfers in a Policy year. We reserve the right to discontinue offering dollar-cost averaging at any time and for any reason. We reserve the right to discontinue offering automatic transfers at any time for any reason.


SURRENDER AND PARTIAL WITHDRAWALS

You may, by Written Request, make surrenders or partial withdrawals under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. A surrender or partial withdrawal of the Policy is effective as of the date we receive a Written Request. The effective date of any surrender or partial withdrawal is the date the Written Request for either is received by the Company at its Home Office. Payments generally are made within seven days of the effective date unless a suspension of payments is in effect. SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE ADVERSE TAX CONSEQUENCES. For information on possible tax effects of surrenders and partial withdrawals, see Tax Treatment of Policy Proceeds.

Policy Surrender. You may surrender the Policy for its Net Cash Value, in which case we may require the return of the Policy. The Company will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance terminate upon surrender.

Partial Withdrawals. You may take a portion of your Policy's Net Cash as a partial withdrawal. You may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the partial withdrawal is to be made. The Company will not deduct any contingent deferred sales or administrative charges in the case of a partial withdrawal, but may apply a service charge against the amount withdrawn equal to the lesser of $25 or 2% of that amount. If no specification is made, the Company will withdraw the amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are deducted. If there is insufficient Accumulated Value to follow these percentages, the partial withdrawal amount will be withdrawn on a pro rata basis based on the Accumulated Value in the Subaccounts and Interest Bearing Account. The partial withdrawal fee is deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis, unless otherwise directed by the Owner. We currently waive the partial withdrawal fee.

No partial withdrawal will be allowed if the Specified Amount remaining under the Policy would be less than $40,000 ($8,000 if Issue Age is 65 and over).

Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit option, a partial withdrawal will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the COI. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount. The Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly COI and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly COI is less than it would have been without the surrender.

MATURITY

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Net Cash Value as of that date, unless state law permits the extension of the maturity date, the tax consequences associated with continuing the Policy beyond the Insured's 100th birthday are uncertain and you should consult a tax adviser.

PAYMENT OF PROCEEDS/SETTLEMENT OPTIONS

There are several options for receiving Death Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. Proceeds payable to other than a natural person will be applied only under settlement options agreed to by the Company. For more information concerning the options listed below, please contact the Home Office. The available settlement options are as follows:

     -   Interest Option

     -   Installment Option

     -   Life Income - Guaranteed Period Certain

     -   Joint and Survivor Life

POLICY LOANS

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 80% (90% for Virginia residents) of the Cash Value of the Policy as of the date of the loan. You must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the loan.

The loan date is the date a written loan request containing the necessary signatures is received at the Home Office. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payments is in effect.

Interest. We charge interest on amounts that you borrow. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. This rate is subject to change by the Company. Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

We credit Loan Account with interest at an effective annual rate of 6%. On each Policy Anniversary, interest earned on amounts in the Loan Account since the preceding Policy Anniversary is transferred to the Subaccounts and the Interest Bearing Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. To secure a Policy loan to you, we withdraw an amount equal to the loan out of the Subaccounts and the Interest Bearing Account and transfer this amount into the Loan Account to be held there until the loan is repaid. You may specify how this transferred Accumulated Value is allocated among the Subaccounts and the Interest Bearing Account. If you do not specify the allocation, we make the allocation in the based on the proportion that Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If you make a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as you have specified, we will withdraw the loan amount from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Loan Repayment. Any Indebtedness may be repaid at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and the Interest Bearing Account in the same manner as premiums are allocated.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Accumulated Values because the investment results of the Subaccounts and current interest rates credited on Interest Bearing Account value do not apply to Accumulated Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Accumulated Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Interest Bearing Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Cash Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax and a 10% federal penalty tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a MEC-defined term, loans may be currently taxable and subject to a 10% federal penalty tax.

CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGE. We deduct from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the specifications page of your Policy.

MONTHLY DEDUCTION. The Monthly Deduction due on each Monthly Day will be the sum of:

         -    the Cost of Insurance for that month; plus

         -    the monthly Policy fee; plus

         -    the monthly administrative fee; plus

         -    the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is made by redeeming the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-Lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, the Company will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by the Company if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 5% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

COST OF INSURANCE. This charge compensates the Company for the expense of underwriting the Face Amount. The Company determines a COI rate on each Monthly Day. The COI rate for the Policy is determined by the Insured's Attained Age, sex, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges depend on the Company's expectations as to future mortality experience. The monthly COI rate does not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, the Company may charge less than these rates. While not guaranteeing to do so, the Company intends to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables, Age last birthday.

The COI is determined by multiplying the COI rate by the Net Amount at Risk for a Policy. Under death benefit option 2, the Net Amount at Risk is always the Specified Amount. Under death benefit option 1, the Net Amount at Risk is the Specified Amount less the Accumulated Value. Therefore, under death benefit option 1, all of the factors that affect Accumulated Value affect the Net Amount at Risk. For a Policy where there has been an increase in the Specified Amount, there is a Net Amount at Risk associated with the initial Specified Amount and a Net Amount at

Risk associated with the increase. The COI rate applicable to the initial Specified Amount is usually less than that for the increase. Likewise, the Net Amount at Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount at Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

MONTHLY POLICY FEE. The monthly Policy fee is a fee the Company charges to compensate it for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

MONTHLY ADMINISTRATIVE FEE. The Company assesses an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse the Company for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

COST OF ADDITIONAL BENEFITS. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.


MORTALITY AND EXPENSE RISK CHARGE. The Company deducts daily a mortality and expense risk charge of .00002466% of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the general account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by the Company is that the actual expense to us of administrating the Policy will exceed what we expected when setting the other charges under the Policy.



CONTINGENT DEFERRED SALES AND ADMINISTRATIVE CHARGES. To reimburse the Company for sales expenses and Policy issue expenses, including but not limited to sales representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, the Company deducts contingent deferred sales and administrative charges from the proceeds in the event of a complete surrender of the Policy during the first ten years or the first ten years following an increase in the Specified Amount. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy years 2 through 9 (or the same number of years following an increase in Specified Amount) is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the "guideline annual premium." The "guideline annual premium" is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact the Company.



The Deferred Charges vary by the Age of Insured , sex, and smoking status and are shown on the Specification page of your Policy. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix B in the statement of additional information.

The Company uses the contingent deferred administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy years. The Company will not deduct any Deferred Charges from the proceeds in the event of a partial withdrawal of the Policy. The Deferred Charges generally build up monthly during the first Policy year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy year is:

 Beginning                                       Percentage of
Policy Year                                Deferred Charges Remaining
-----------                                --------------------------
     2                                                95%
     3                                                90%
     4                                                85%
     5                                                75%
     6                                                65%
     7                                                50%
     8                                                35%
     9                                                20%
    10+                                                0%

At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of the general account of the Company, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with the Company crediting additional interest, at its option, from time to time. At the next Monthly Day, taking into account the interest earned, the Company will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

The Company will do the same for each month of the first Policy year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

The Company will release on the first Monthly Day of the second Policy year the amount in the Deferred Charges Account in excess of 95% of the first Policy year Deferred Charges, taking into account the interest earned. This process continues each Policy year until the 10th Policy year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. The Company will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

         -    to pay surrender charges upon full surrender of the Policy;

         - to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

         - to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-Lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred

Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-Lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy year. An administrative charge of $300 may be charged if an Owner elects to receive an accelerated benefit while terminally ill.

PARTIAL WITHDRAWAL FEE. If a partial withdrawal is made, the Company will not deduct any contingent deferred sales or administrative charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial withdrawal. These fees are currently waived by the Company.

TRANSFER FEE. An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, the Company allows four transfers in each Policy year without charge. After four transfers in any given Policy year, the Company may deduct $20 per transfer from the amount transferred. These fees are currently waived by the Company.


FEDERAL AND STATE INCOME TAXES. Other than premium expense charge, no charges are currently made against the Separate Account and/or Fixed Account for federal or state income taxes. In the event the Company determines that any such taxes will be imposed, the Company may make deductions from the Separate Account and/or Fixed Account to pay such taxes.


DUPLICATE POLICY CHARGE. You can obtain a certification of your policy at no charge. There will be a $30 charge for a duplicate policy.


CHANGE OF SPECIFIED AMOUNT CHARGE. The Company will assess a $50 charge for each change in Specified Amount after the first in a Policy year. This charge compensates the Company for administrative expenses associated with underwriting the increase in Specified Amount. We currently intend to waive certain fees as stated above. We, however, reserve the right to reinstate the fees and charges in the future.


FUND EXPENSES. Expense of the Funds, including fees and charges, are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus.

OTHER POLICY BENEFITS AND PROVISIONS

CONDITIONS FOR POLICY ISSUE

The minimum Specified Amount for this Policy is $50,000 ($10,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of Age. The Company requires evidence of insurability satisfactory to it before issuing a Policy. In some cases, this evidence will include a medical examination. Smoker rates are determined based on Age, sex, and duration. Higher rates are charged if the Company determines that for some reason the Insured is a higher mortality risk. Nonsmoker rates are charged for nonsmokers over the Age of 19 who have completed and returned to the Company a Nonsmoker Statement, and when required by underwriting guidelines, a Part 2 Health Statement.

ISSUE DATE

The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

OWNER, BENEFICIARY

You are the person who purchases the Policy and is named in the application. You may not be the Insured. You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Assignees and Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

RIGHT-TO-EXAMINE PERIOD

The Owner may cancel the Policy before the latest of the following three events:

         -    45 days after the date of the application;

         - 20 days after the Company has personally delivered or has sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

         -    20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver the Policy to the representative who sold it or to the Company at its Home Office. Unless prohibited by state law the refund will include:

         -    All charges for state taxes deducted from premiums; plus

         -    Total amount of Monthly Deductions; plus

         -    Any other charges taken from the Accumulated Value; plus

         - The Accumulated Value on the date the Company received the returned Policy; minus

         -    Any Policy Indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy.

If there is an increase in Specified Amount and such increase is not the result of the Automatic Increase Rider or change in death benefit option, the Owner will be granted a Right-to-Examine Period, with respect to the increase. The Owner may request a cancellation of the increase during the Right-to-Examine Period. The Owner will then receive a refund (if actual payment was received) or a credit. A credit will be made to the Policy's Accumulated Value allocated among the Subaccounts and Interest Bearing Account as if it were Net Premium, equal to all Monthly Deductions attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after the Company receives the request for cancellation on the appropriate form containing all necessary signatures. Net Premiums paid upon application of and after an increase in Specified Amount will be allocated to the Subaccounts and/or the Interest Bearing Account and will not be refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any premium payments during the Right-to-Examine Period for the increase.

CONVERSION/EXCHANGE OF POLICY

The Policy may be exchanged any time within 24 months after the Issue Date for a policy of permanent fixed benefit insurance, or for any other policy which the Company may agree to issue on the life of the Insured. "Fixed benefit insurance" means any permanent plan of insurance providing benefits which do not depend on the investment experience of a Separate Account. No evidence of insurability is required. All Indebtedness must be repaid before the change is made.

The exchange will be effective when the Company receives:

         - Written Request for the Policy exchange or change signed by the Owner;


         -    Surrender of the Policy; and



         -    Payment of any required costs.


The new policy will have the same Issue Date, Issue Age, and risk classification as the Policy. The new policy will have either the same death benefit or the same Net Amount at Risk as the Policy on the exchange date. The exchange will be subject to an equitable adjustment in payments and Cash Values to reflect differences, if any, between the Policy and the new policy. It will be subject to normal underwriting rules and other conditions determined by the Company. If there is an increase in Specified Amount and such increase is not the result of a change in death benefit option or Automatic Increase Rider, the Owner will be granted an exchange privilege with respect to the increase, subject to the conditions and principles applicable to an exchange of the entire policy. The Owner will also have the option to transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new Policy.

TRANSFER OF OWNERSHIP

The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The notice of transfer must be in writing and filed at the Home Office. The transfer will take effect as of the date the notice was signed. The Company may require that the Policy be sent in for endorsement to show the transfer of ownership.


The Company is not responsible for the validity or effect of any transfer of ownership. The Company will not be responsible for any payment or other action the Company has taken before having received Written Request for the transfer. A transfer of ownership may have tax consequences.


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

We reserve the right, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.


We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. The Company may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

VOTING RIGHTS

We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which it has not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which it has received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that it is allowed to vote the shares in its own right, it may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

DISTRIBUTION OF POLICIES


We have entered into a distribution agreement with our affiliate, CUNA Brokerage Services, Inc. ("CUNA Brokerage"), for the distribution and sale of the Policies. CUNA Brokerage, located at 2000 Heritage Way, Waverly, Iowa 50677, sells the Policies through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

We pay commissions for the sale of the Policies. The maximum commission payable for sales by CUNA Brokerage's sales representatives are: 105% of Premiums up to the minimum Premium and 7.3% of Premiums above that amount paid in the first Policy Year; 5% of premium in Policy Years 2 through 10; and 2% of Premium paid thereafter. For each premium paid following an increase in Face Amount, we pay a commission up to the Target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. We may pay additional amounts and reimburse certain expenses based on various factors. CUNA Brokerage and other selling broker-dealers share commissions and additional amounts received for sales of the Policies with their sales representatives making the sales in accordance with their rules and policies for compensating sales representatives.


RIDERS AND ENDORSEMENTS

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We reserve the right to stop offering the riders mentioned below and to offer additional riders.

CHILDREN'S INSURANCE. The rider provides level term insurance to Age 23 of the child or Age 65 of the parent, if sooner, on the children of the Owner. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age
23. This rider may be converted without evidence of insurability on each Insured child's 23rd birthday or at Age 65 of the Owner, if sooner.

GUARANTEED INSURABILITY. This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

ACCIDENTAL DEATH BENEFIT. This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

AUTOMATIC INCREASE. This rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner's Policy to become a Modified Endowment Contract.

OTHER INSURED. This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

TERM INSURANCE. This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy. This rider is not available to UltraVers-ALL LIFE(SM) Policies.

DISABILITY WAIVER OF MONTHLY DEDUCTIONS. This rider provides that, during the Insured's total disability, the Company will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

WAIVER OF PREMIUM AND MONTHLY DEDUCTION DISABILITY BENEFIT. Like the rider just described, this rider provides that, during the Insured's total disability, the Company will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that the Company will contribute additional premium. The amount of additional premium the Company will contribute will be shown on the specifications page for the rider. The maximum amount the Company will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates. This rider is not available to UltraVers-ALL LIFE(SM) Policies.

EXECUTIVE BENEFITS PLAN ENDORSEMENT. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

         1. the Policy is surrendered and the proceeds are used to fund a new policy provided through CUNA Mutual Life Insurance Company or an affiliate;

         2.   the Policy is owned by a business or trust;

         3.   the new Policy is owned by the same entity;

         4. the Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

         5. the Insured under the new Policy is also a selected manager or highly compensated employee;

         6. we receive an application for the new Policy (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Policy years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Accumulated Value and the narrow investment objective of certain Funds, have not been explicitly addressed in published rulings. While we believe that the Policies do not give you investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the Beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the your and your Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the policy year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the 10th Policy Anniversary is less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding Indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's death benefit option or Face Amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See page 17 for more information regarding the Endorsement.)

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy In Force beyond the Insured's 100th year.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy Value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

BUSINESS USES OF THE POLICY

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

THE COMPANY'S TAXES

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information ("SAI"). Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Home Office.

GLOSSARY

ACCUMULATED VALUE. The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

AGE. The number of completed years from the Insured's date of birth.

ATTAINED AGE. Age of the Insured on the most recent Policy Anniversary.

BENEFICIARY. Person or entity named to receive all or part of the Death
Proceeds.

COST OF INSURANCE OR COI. An insurance charge determined by multiplying the cost of insurance rate by the Net Amount at Risk.

CASH VALUE. Accumulated Value minus Deferred Charges that would be applicable if the Policy were surrendered at that time, but not less than zero.

CUNA MUTUAL GROUP. CUNA Mutual Insurance Society, its subsidiaries and affiliates, including the Company.

DEATH BENEFIT RATIO. The ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

DEATH PROCEEDS. Amount to be paid if the Insured dies while the Policy is In Force.

DEFERRED CHARGES. Sometimes referred to as surrender charges, they are the contingent deferred sales charge plus the contingent deferred administrative charge.

DEFERRED CHARGES ACCOUNT. A non-segregated potion of the Company's general account where Deferred Charges accrued for each Policy are accumulated during the first Policy Year and the first 12 months after an increase in Face Amount.

FACE AMOUNT. Under death benefit option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under death benefit option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

FUND. An investment portfolio of the Ultra Series Fund or the T. Rowe Price International Series, Inc.

HOME OFFICE. The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677-9202

IN FORCE. Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

INDEBTEDNESS. Policy loans plus accrued interest on the loans.

INSURED. Person whose life is insured under the Policy.

ISSUE AGE. Age of Insured at the time the Policy was issued.

ISSUE DATE. The date from which Policy Anniversaries, Policy years, and Policy months are determined.

INTEREST BEARING ACCOUNT. Part of the Company's general account to which Net Premiums may be allocated or Accumulated Value transferred.

LAPSE. Condition when the Insured's life is no longer insured under the Policy.

LOAN ACCOUNT. A portion of the Company's general account into which amounts are transferred from the Separate Account as collateral for Policy loans.

MONTHLY DAY. Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

MONTHLY DEDUCTION. The amount we deduct from the Accumulated Value each month. It includes the COI, the monthly administrative fee, the monthly Policy fee, and the cost of any additional benefits under riders.

NET AMOUNT AT RISK. As of any Monthly Day, the Face Amount (discounted for the upcoming month) less Accumulated Value (after the deduction of the Monthly Deduction).

NET ASSET VALUE. The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

NET CASH VALUE. The Cash Value less any Indebtedness. This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy.

NET PREMIUMS. Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

OWNER (YOU, YOUR). The Owner as named in the application. The Owner may be other than the Insured.

POLICY ANNIVERSARY. Same day and month as the Issue Date for each year the Policy remains In Force.

PREMIUM TAX. An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in the Company's records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

RECORD DATE. The date the Company records the Policy on its books as an In Force Policy.

RIGHT-TO-EXAMINE PERIOD. The period when you may return the Policy and receive a refund. The length of the period varies by state and is shown the cover page of your Policy.

SEPARATE ACCOUNT. CUNA Mutual Life Variable Account, a segregated investment account of CUNA Mutual Life Insurance Company into which Net Premiums may be allocated. The Owner bears the investment risk for amounts allocated to Separate Account Subaccounts.

SPECIFIED AMOUNT. The amount chosen by the Owner which is used to determine the Face Amount.

TARGET PREMIUM. The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by .60.

UNIT. A unit of measurement used to calculate the Accumulated Value in a Subaccount under a Policy.

UNIT VALUE. The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.

VALUATION DAY. For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD. The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

WRITTEN REQUEST A written notice or request in a form satisfactory to the Company and received at the Home Office and bearing the manually executed signature of the Owner. A Written Request includes a telephone or fax request made pursuant to the terms of a manually executed telephone or fax authorization on file at the Home Office.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

Policy Information
    The Policy
    Our Right to Contest the Policy
    Misstatement of Age or Sex
    Suicide Exclusion
    Collateral Assignments
    Dividends
    Additional Information on Underwriting and Charges
    Suspension of Payments
    Additional Information on Benefits and Settlement Options
Illustrations
Other Information
    Registration Statement
    Distribution of the Policies
    Records
    State Regulation
    Experts
    Information about the Company
    The Interest Bearing Account
    Additional Information about the Separate Account and the Funds Financial Statements
Appendix A - First Year Surrender Charges per 1,000 of Specified Amount Appendix B - Death Benefit Percentage Factor

To learn more about the Policy, you should read the Statement of Additional Information ("SAI") dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, net cash surrender values, and Policy Values, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at our Home Office, 2000 Heritage Way, Waverly, Iowa 50677-9202.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-03915

                        CUNA MUTUAL LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

                       STATEMENT OF ADDITIONAL INFORMATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding the MEMBERS Variable Universal Life flexible premium variable life insurance policy (the "Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Separate Account (the "Separate Account"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2004 and the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc. and MFS(R) Variable Insurance Trust(SM). You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. This SAI does not include information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.



The date of this Statement of Additional Information is May 1, 2004.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


Policy Information...................................................................        3
   The Policy........................................................................        3
   Our Right to Contest the Policy...................................................        3
   Misstatement of Age or Sex........................................................        3
   Suicide Exclusion.................................................................        4
   Collateral Assignments............................................................        4
   Dividends.........................................................................        4
   Additional Information on Underwriting and Charges................................        4
   Suspension of Payments............................................................        4
   Additional Information on Benefits and Settlement Options.........................        5
Illustrations........................................................................        6
Other Information....................................................................        6
   Registration Statement............................................................        6
   Distribution of the Policies......................................................        6
   Records...........................................................................        7
   State Regulation..................................................................        8
   Experts...........................................................................        8
   Information about the Company.....................................................        8
   The Interest Bearing Account......................................................        8
   Additional Information about the Separate Account and the Funds...................        8
Financial Statements.................................................................       10
Appendix A - First Year Deferred Sales Charges per 1,000 of Specified Amount.........      A-1
Appendix B - Death Benefit Ratio.....................................................      B-1

POLICY INFORMATION

THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY

We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.


MISSTATEMENT OF AGE OR SEX

For a Policy based on male or female cost of insurance rates (see data page for basis), if the Insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

         a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age and gender.

         b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age and gender beginning on the next Monthly Day.

For a Policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the Insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

         a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age.

         b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age beginning on the next Monthly Day.


SUICIDE EXCLUSION

If the Insured commits suicide, while sane or insane, within two years of the Issue Date, our liability is limited to an amount equal to the Accumulated Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

COLLATERAL ASSIGNMENTS

You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership. A collateral assignment may have tax consequences.


DIVIDENDS

While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

         a) Paid into the Subaccounts and the Interest Bearing Account as Net Premiums; or

         b)       Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.61% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For each Policy year 21 and after we project annual dividends equal to 1.01% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For Issue Ages 0 - 19, the projected dividends are the same as those for ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed.


ADDITIONAL INFORMATION ON UNDERWRITING AND CHARGES

We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

         - The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

         - Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

         - Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

         - Premium classes with sub-standard and flat extra charges may be available for those Insured's who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally the company will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges


SUSPENSION OF PAYMENTS

For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, or take a Policy loan when:

                  1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

                  2. During periods when trading on the Exchange is restricted as determined by the SEC.

                  3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

                  4. During any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Proceeds may be deferred for up to 60 days from the date we receive proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.

ADDITIONAL INFORMATION ON BENEFITS AND SETTLEMENT OPTIONS

Settlement options other than lump sum payments are, in our discretion, available for Death Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

                  1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

                  2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period . No period can be greater than 30 years. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.) The payee may withdraw the present value of any remaining guaranteed installments, but only if this right was given at the time the option was selected.

                  3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option may also be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

                  4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

Not all Settlement Options are available. See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.


Even if the death benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Settlement Options general include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.


Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide. The selection of an additional annuity purchase must be in writing and on file at the Home Office. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is no or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

ILLUSTRATIONS

We may provide illustrations for death benefit, Accumulated Value, and Cash Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Accumulated Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured's issue age and premium class, the death benefit option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.

OTHER INFORMATION

REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

DISTRIBUTION OF THE POLICIES


INFORMATION ABOUT THE DISTRIBUTOR. CUNA Brokerage Services, Inc. ("CUNA Brokerage") is responsible for distributing the Policies pursuant to a distribution agreement with us. CUNA Brokerage serves as principal underwriter for the Policies. CUNA Brokerage, a Wisconsin corporation organized in 1983 and an indirect, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by CUNA Mutual, is located at 2000 Heritage Way, Waverly, Iowa 50677. CUNA Brokerage is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").


CONTINUOUS OFFERING. We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Separate Account.

DESCRIPTION OF SELLING NETWORK. CUNA Brokerage offers the Policies through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services up to the amounts disclosed in the prospectus. All sales representatives who sell the Policy are licensed as insurance agents and appointed by CUNA.

COMPENSATION RECEIVED. CUNA Brokerage received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                      Aggregate Amount of           Aggregate Amount of Commissions Retained
                      Commissions Paid to            by CUNA Brokerage After Payments to its
Fiscal year             CUNA Brokerage*            Registered Persons and Other Broker-Dealers
----------------------------------------------------------------------------------------------
    2001                  $  145,301                                  None
----------------------------------------------------------------------------------------------
    2002                  $  317,798                                  None
----------------------------------------------------------------------------------------------
    2003                  $  151,911                                  None
----------------------------------------------------------------------------------------------


* Includes sales compensation paid to registered persons of CUNA Brokerage.

CUNA Brokerage passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with CUNA Brokerage, the Company pays the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for CUNA Brokerage' operating and other expenses.



Compensation arrangements for CUNA Brokerage sales personnel. Because sales representatives of CUNA Brokerage are also insurance agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, CUNA Brokerage sales representatives who meet certain our productivity, persistency and length of service standards may be eligible for additional compensation.



Additional compensation paid to selling firms. We may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their sales representatives, and (3) other expenses incurred by them. We may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. During the last fiscal year, in conjunction with CUNA Brokerage, the Company paid one selling firm the amount shown below in addition to sales commissions.



       Name of Selling Firm and
      Principal Business Address        Aggregate Amount Paid    Purpose(s) for Which Payments Were Made
--------------------------------------------------------------------------------------------------------
XCU Capital Corporation                        $10,000              Attendance at Annual Sales Meeting
--------------------------------------------------------------------------------------------------------



COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE SALES PERSONNEL. Because sales representatives of CUNA Brokerage are also insurance agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, CUNA Brokerage sales representatives who meet certain our productivity, persistency and length of service standards may be eligible for additional compensation.






DISTRIBUTOR'S RECEIPT OF 12b-1 FEES. Though no longer an investment option under the Policies, the Franklin Templeton Developing Markets Securities Fund - Class 2 Shares has adopted a distribution plan in connection with its class of shares sold to the Separate Account to support its Policies and pays CUNA Brokerage for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with CUNA Brokerage. These distribution plans have been adopted pursuant to Rule 12b-1 under the 1940 Act, that permits mutual funds to pay fees out of their assets to broker-dealers that sell fund shares. The distribution plan's fees are in consideration of distribution services and expenses incurred in the performance of CUNA Brokerage' obligations under an agreement with the distributor of the Franklin Templeton Developing Markets Securities Fund - Class 2 Shares. Under the distribution plan, 0.25% is paid to CUNA Brokerage for its distribution-related services and expenses under this agreement. The Adviser for the Franklin Templeton Developing Markets Securities Fund may, from time to time use its own resources as may be permitted by regulations, to make payments for distribution services to CUNA Brokerage, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.


SOURCE OF REVENUE FOR SALES COMPENSATION. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

RECORDS

We will maintain all records relating to the Separate Account and the Interest Bearing Account at our Home Office.

STATE REGULATION

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.

EXPERTS


The (i) statements of assets and liabilities of the Separate Account as of December 31, 2003, and the statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and
(ii) the consolidated balance sheets of the Company as of December 31, 2003 and 2002 and the consolidated statements of income, comprehensive income, changes in policyholders' surplus and cash flows for each of the three years in the period then ended, included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, independent accountants, and upon the authority of such firm as experts in accounting and auditing.


Actuarial matters included in the prospectus and/or SAI have been examined by Scott Allen, FSA, MAAA, AVP Member Services, CUNA Mutual Life Insurance Company, Waverly, Iowa.

INFORMATION ABOUT THE COMPANY

The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, we changed our name to "Century Life of America." On January 1, 1997, we changed our name to "CUNA Mutual Life Insurance Company."

The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of our directors are also directors of CUNA Mutual and many of our senior executive officers hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective owners retain their voting rights.

CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation also owns CUNA Brokerage Services, Inc. The Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors, Inc. (the investment adviser to the Ultra Series Fund).

Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this Prospectus.

THE INTEREST BEARING ACCOUNT

The Interest Bearing Account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE FUNDS

The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Accumulated Value to the Subaccount investing in that Fund.

Shares of the Funds, other than Ultra Series Fund, may be sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus and Statement of Additional Information.

Currently, Ultra Series Fund sells shares in "mixed funding" arrangements and directly to qualified pension and retirement plans sponsored by CUNA Mutual Group.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2003



                                               MONEY                    STRATEGIC         HIGH       OPPENHEIMER
                                              MARKET         BOND         INCOME         INCOME      HIGH INCOME
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                            ----------   -----------   -----------    -----------    -----------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:
   Money Market Fund,
   5,095,522 shares at net asset value
   of $1.00 per share (cost $5,095,522)     $5,095,522   $        --   $        --    $        --    $        --

INVESTMENTS IN ULTRA SERIES FUND:
   Bond Fund,
   1,055,457 shares at net asset value of
   $10.43 per share (cost $11,008,612)              --    11,007,865            --             --             --

INVESTMENTS IN MFS(R) VARIABLE
INSURANCE TRUST(SM):
   Strategic Income Series,
   58,498 shares at net asset value of
   $11.02 per share (cost $594,355)                 --            --       644,644             --             --

INVESTMENTS IN ULTRA SERIES FUND:
   High Income Fund,
   40,828 shares at net asset value of
   $10.16 per share (cost $407,065)                 --            --            --        414,676             --

INVESTMENTS IN OPPENHEIMER
VARIABLE ACCOUNT FUNDS:
   High Income Fund/VA,
   90,816 shares at net asset value of
   $8.61 per share (cost $742,103)                  --            --            --             --        781,922
                                            ----------   -----------   -----------    -----------    -----------
      Total assets                           5,095,522    11,007,865       644,644        414,676        781,922
                                            ----------   -----------   -----------    -----------    -----------

LIABILITIES:

Accrued adverse mortality and
   expense charges                               4,216         9,050           522            331            637
                                            ----------   -----------   -----------    -----------    -----------
      Total liabilities                          4,216         9,050           522            331            637
                                            ----------   -----------   -----------    -----------    -----------
      Net assets                            $5,091,306   $10,998,815   $   644,122    $   414,345    $   781,285
                                            ==========   ===========   ===========    ===========    ===========

POLICYOWNERS EQUITY:

    Net Assets: Type 1                      $2,463,205   $ 6,405,647   $   630,945             --             --
    Outstanding units: Type 1 (note 5)         113,570       182,513        41,832             --             --
    Net asset value per unit: Type 1        $    21.69   $     35.10   $     15.08             --             --
                                            ==========   ===========   ===========    ===========    ===========

    Net Assets: Type 2                      $2,628,101   $ 4,593,168   $    13,177    $   414,345    $   781,285
    Outstanding units: Type 2 (note 5)         242,221       363,384         1,038         38,086         68,028
    Net asset value per unit: Type 2        $    10.85   $     12.64   $     12.69    $     10.88    $     11.48
                                            ==========   ===========   ===========    ===========    ===========



See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                December 31, 2003



                                                                            CAPITAL
                                                            GROWTH AND    APPRECIATION     MID-CAP       MULTI-CAP
                                              BALANCED     INCOME STOCK      STOCK          STOCK       GROWTH STOCK
                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                            ------------   ------------   ------------   ------------   ------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:
   Balanced Fund,
   4,190,121 shares at net asset value of
   $18.04 per share (cost $67,401,799)      $ 75,604,475   $         --   $         --     $       --   $         --

INVESTMENTS IN ULTRA SERIES FUND:
   Growth and Income Stock Fund,
   3,248,082 shares at net asset value of
   $27.52 per share (cost $75,446,429)                --     89,372,932             --             --             --



INVESTMENTS IN ULTRA SERIES FUND:
   Capital Appreciation Stock Fund,
   2,325,232 shares at net asset value of
   $18.19 per share (cost $42,914,549)                --             --     42,302,259             --             --

INVESTMENTS IN ULTRA SERIES FUND:
   Mid-Cap Stock Fund,
   339,840 shares at net asset value of
   $14.66 per share (cost $4,477,924)                 --             --             --      4,981,546             --

INVESTMENTS IN ULTRA SERIES FUND:
   Multi-Cap Growth Stock Fund,
   1,966,834 shares at net asset value of
   $6.20 per share (cost $9,983,030)                  --             --             --             --     12,195,715
                                            ------------   ------------   ------------   ------------   ------------
      Total assets                            75,604,475     89,372,932     42,302,259      4,981,546     12,195,715
                                            ------------   ------------   ------------   ------------   ------------

LIABILITIES:

Accrued adverse mortality and
   expense charges                                60,891         70,965         33,492          3,990          9,604
                                            ------------   ------------   ------------   ------------   ------------
      Total liabilities                           60,891         70,965         33,492          3,990          9,604
                                            ------------   ------------   ------------   ------------   ------------
      Net assets                            $ 75,543,584   $ 89,301,967   $ 42,268,767   $  4,977,556   $ 12,186,111
                                            ============   ============   ============   ============   ============

POLICYOWNERS EQUITY:

    Net Assets: Type 1                      $ 67,334,273   $ 79,537,267   $ 35,591,477             --   $  9,491,985
    Outstanding units: Type 1 (note 5)         1,353,430      1,130,594      1,389,273             --        754,079
    Net asset value per unit: Type 1        $      49.75   $      70.35   $      25.62             --   $      12.59
                                            ============   ============   ============   ============   ============

    Net Assets: Type 2                      $  8,209,311   $  9,764,700   $  6,677,290   $  4,977,556   $  2,694,126
    Outstanding units: Type 2 (note 5)           806,416      1,128,867        794,916        332,761        213,989
    Net asset value per unit: Type 2        $      10.18   $       8.65   $       8.40   $      14.96   $      12.59
                                            ============   ============   ============   ============   ============



See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                December 31, 2003



                                                                           T. ROWE
                                             GLOBAL      INTERNATIONAL  INTERNATIONAL   DEVELOPING
                                           SECURITIES       STOCK          STOCK         MARKETS
                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                          ------------   -------------  -------------  ------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:
   Global Securities Fund,
   5,482 shares at net asset value of
   $9.72 per share (cost $41,716)         $     53,305   $          --  $          --  $         --

INVESTMENTS IN ULTRA SERIES FUND:
   International Stock Portfolio,
   46,218 shares at net asset value of
   $9.54 per share (cost $366,518)                  --         440,887             --            --

INVESTMENTS IN T. ROWE PRICE
INTERNATIONAL SERIES, INC.:
   International Stock Portfolio,
   628,435 shares at net asset value of
   $11.94 per share (cost $8,518,144)               --              --      7,503,511            --

INVESTMENTS IN FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST:
   Developing Markets Securities,
   18,806 shares at net asset value of
   $7.09 per share (cost $96,651)                   --              --             --       133,335
                                          ------------   -------------  -------------  ------------
      Total assets                              53,305         440,887      7,503,511       133,335
                                          ------------   -------------  -------------  ------------

LIABILITIES:

Accrued adverse mortality and
   expense charges                                  41             342          5,901           105
                                          ------------   -------------  -------------  ------------
      Total liabilities                             41             342          5,901           105
                                          ------------   -------------  -------------  ------------
      Net assets                          $     53,264   $     440,545  $   7,497,610  $    133,230
                                          ============   =============  =============  ============

POLICYOWNERS EQUITY:

    Net Assets: Type 1                              --              --  $   6,786,335            --
    Outstanding units: Type 1 (note 5)              --              --        551,662            --
    Net asset value per unit: Type 1                --              --  $       12.30            --
                                          ============   =============  =============  ============

    Net Assets: Type 2                    $     53,264   $     440,545  $     711,275  $    133,230
    Outstanding units: Type 2 (note 5)           3,796          33,729         95,473        13,741
    Net asset value per unit: Type 2      $      14.03   $       13.06  $        7.45  $       9.70
                                          ============   =============  =============  ============


See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 2003



                                                MONEY                      STRATEGIC        HIGH         OPPENHEIMER
                                               MARKET          BOND          INCOME         INCOME       HIGH INCOME
                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT**    SUBACCOUNT
                                            ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):

  Dividend income                            $    47,062   $    497,961   $     33,226   $     16,339   $     54,221
  Adverse mortality and expense charges
   (note 3)                                      (55,750)       (97,673)        (5,757)        (1,347)        (6,777)
                                            ------------   ------------   ------------   ------------   ------------
  Net investment income (loss)                    (8,688)       400,288         27,469         14,992         47,444
                                            ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions received                --             --             --             --             --
   Proceeds from sale of securities            8,162,890      2,160,236         55,039         20,017        138,433
   Cost of securities sold                    (8,162,890)    (2,112,157)       (52,251)       (19,536)      (144,092)
                                            ------------   ------------   ------------   ------------   ------------
   Net realized gain (loss) on security
    transactions                                      --         48,079          2,788            481         (5,659)
  Net change in unrealized appreciation
   or depreciation on investments                     --       (227,464)        27,103          7,611        113,135
                                            ------------   ------------   ------------   ------------   ------------
   Net gain (loss) on investments                     --       (179,385)        29,891          8,092        107,476
                                            ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations                 ($     8,688)  $    220,903   $     57,360   $     23,084   $    154,920
                                            ============   ============   ============   ============   ============



                                                                            CAPITAL
                                                            GROWTH AND    APPRECIATION      MID-CAP       MULTI-CAP
                                              BALANCED     INCOME STOCK       STOCK          STOCK      GROWTH STOCK
                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT**
                                            ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME (LOSS):

  Dividend income                           $  1,843,387   $  1,269,993   $    178,008   $     21,149   $         85
  Adverse mortality and expense charges
   (note 3)                                     (626,412)      (694,144)      (322,476)       (35,617)       (60,580)
                                            ------------   ------------   ------------   ------------   ------------
  Net investment income (loss)                 1,216,975        575,849       (144,468)       (14,468)       (60,495)
                                            ------------   ------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions received                --             --             --             --         51,826
   Proceeds from sale of securities            6,124,937      4,939,849      2,727,522        200,799        339,049
   Cost of securities sold                    (5,931,985)    (4,813,384)    (3,284,308)      (217,205)      (303,551)
                                            ------------   ------------   ------------   ------------   ------------
   Net realized gain (loss) on security
    transactions                                 192,952        126,465       (556,786)       (16,406)        87,324
  Net change in unrealized appreciation
   or depreciation on investments              8,944,258     17,012,890      9,773,708      1,125,886      2,212,685
                                            ------------   ------------   ------------   ------------   ------------
   Net gain (loss) on investments              9,137,210     17,139,355      9,216,922      1,109,480      2,300,009
                                            ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  resulting from operations                 $ 10,354,185   $ 17,715,204   $  9,072,454   $  1,095,012   $  2,239,514
                                            ============   ============   ============   ============   ============



**Represents activity for the period of May 1, 2003 through December 31, 2003.



See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                      STATEMENTS OF OPERATIONS (CONTINUED)
                      For the Year Ended December 31, 2003



                                                                                            T. ROWE
                                              EMERGING        GLOBAL      INTERNATIONAL   INTERNATIONAL   DEVELOPING
                                               GROWTH       SECURITIES        STOCK           STOCK         MARKETS
                                             SUBACCOUNT*   SUBACCOUNT**   SUBACCOUNT**     SUBACCOUNT     SUBACCOUNT
                                            ------------   ------------   -------------   -------------   ------------
INVESTMENT INCOME (LOSS):

  Dividend income                           $         --   $        379   $       2,017   $      81,032   $      1,469
  Adverse mortality and expense charges
   (note 3)                                      (23,375)          (220)         (1,675)        (56,375)        (1,147)
                                            ------------   ------------   -------------   -------------   ------------
  Net investment income (loss)                   (23,375)           159             342          24,657            322
                                            ------------   ------------   -------------   -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain (loss) on security
   transactions:
   Capital gain distributions received                --             --              --           6,233             --
   Proceeds from sale of securities            8,814,226          3,506          12,144         697,435         63,564
   Cost of securities sold                   (15,132,476)        (3,181)        (10,538)       (959,827)       (61,894)
                                            ------------   ------------   -------------   -------------   ------------
   Net realized gain (loss) on security
    transactions                              (6,318,250)           325           1,606        (256,159)         1,670
  Net change in unrealized appreciation
   or depreciation on investments              6,939,712         11,589          74,369       1,934,631         50,514
                                            ------------   ------------   -------------   -------------   ------------
   Net gain (loss) on investments
                                                 621,462         11,914          75,975       1,678,472         52,184
                                            ------------   ------------   -------------   -------------   ------------
Net increase (decrease) in net assets
  resulting from operations                 $    598,087   $     12,073   $      76,317   $   1,703,129   $     52,506
                                            ============   ============   =============   =============   ============



*  Represents activity through May 1, 2003.  See note 2.



** Represents activity for the period of May 1, 2003 through December 31, 2003.


See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended December 31, 2003 and 2002



                                            MONEY MARKET SUBACCOUNT          BOND SUBACCOUNT
                                             2003            2002           2003          2002
                                          ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)            ($     8,688)  $     53,513   $    400,288   $    339,155
  Net realized gain (loss) on
   security transactions                            --             --         48,079         27,274
  Net change in unrealized appreciation
   or depreciation on investments                   --             --       (227,464)       267,972
                                          ------------   ------------   ------------   ------------
   Change in net assets from
    operations                                  (8,688)        53,513        220,903        634,401
                                          ------------   ------------   ------------   ------------
CAPITAL UNIT TRANSACTIONS (NOTE 5):
  Proceeds from sale of units                6,742,646      9,892,923      4,245,833      4,366,413
  Cost of units repurchased                 (8,257,451)   (12,921,587)    (3,183,312)    (2,159,079)
                                          ------------   ------------   ------------   ------------
   Change in net assets from capital
    unit transactions                       (1,514,805)    (3,028,664)     1,062,521      2,207,334
                                          ------------   ------------   ------------   ------------
Increase (decrease) in net assets           (1,523,493)    (2,975,151)     1,283,424      2,841,735

NET ASSETS:
  Beginning of period                        6,614,799      9,589,950      9,715,391      6,873,656
                                          ------------   ------------   ------------   ------------
  End of period                            $ 5,091,306   $  6,614,799   $ 10,998,815   $  9,715,391
                                          ============   ============   ============   ============



                                          STRATEGIC INCOME SUBACCOUNT     HIGH INCOME SUBACCOUNT
                                              2003           2002           2003**
                                          ------------   ------------   ------------
OPERATIONS:

  Net investment income (loss)            $     27,469   $     18,846   $     14,992
  Net realized gain (loss) on
   security transactions                         2,788           (289)           481
  Net change in unrealized appreciation
   or depreciation on investments               27,103         27,210          7,611
                                          ------------   ------------   ------------
   Change in net assets from
    operations                                  57,360         45,767         23,084
                                          ------------   ------------   ------------
CAPITAL UNIT TRANSACTIONS (NOTE 5):
  Proceeds from sale of units                    3,249         40,372        443,249
  Cost of units repurchased                    (51,656)      (102,961)       (51,988)
                                          ------------   ------------   ------------
   Change in net assets from capital
    unit transactions                          (48,407)       (62,589)       391,261
                                          ------------   ------------   ------------
Increase (decrease) in net assets                8,953        (16,822)       414,345
NET ASSETS:
  Beginning of period                          635,169        651,991             --
                                          ------------   ------------   ------------
  End of period                           $    644,122   $    635,169   $    414,345
                                          ============   ============   ============




**Represents activity for the period of May 1, 2003 through December 31, 2003.


See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                 For the Years Ended December 31, 2003 and 2002



                                          OPPENHEIMER HIGH INCOME SUBACCOUNT        BALANCED SUBACCOUNT
                                              2003                 2002             2003           2002
                                          ------------         ------------     ------------   ------------
OPERATIONS:

  Net investment income (loss)            $     47,444         $     45,855     $  1,216,975   $  1,536,106
  Net realized gain (loss) on
   security transactions                        (5,659)              (9,062)         192,952        325,805
  Net change in unrealized appreciation
   or depreciation on investments              113,135              (52,183)       8,944,258    (11,027,114)
                                          ------------         ------------     ------------   ------------
   Change in net assets from
    operations                                 154,920              (15,390)      10,354,185     (9,165,203)
                                          ------------         ------------     ------------   ------------
CAPITAL UNIT TRANSACTIONS (NOTE 5):
  Proceeds from sale of units                  145,323              358,053       11,157,730     10,759,659
  Cost of units repurchased                   (159,684)            (164,006)     (12,409,830)   (11,303,627)
                                          ------------         ------------     ------------   ------------
   Change in net assets from capital
    unit transactions                          (14,361)             194,047       (1,252,100)      (543,968)
                                          ------------         ------------     ------------   ------------
Increase (decrease) in net assets              140,559              178,657        9,102,085     (9,709,171)
NET ASSETS:
  Beginning of period                          640,726              462,069       66,441,499     76,150,670
                                          ------------         ------------     ------------   ------------
  End of period                           $    781,285         $    640,726     $ 75,543,584   $ 66,441,499
                                          ============         ============     ============   ============



                                          GROWTH AND INCOME STOCK SUBACCOUNT    CAPITAL APPRECIATION SUBACCOUNT
                                             2003                  2002             2003               2002
                                          ------------         ------------     ------------       ------------
OPERATIONS:

  Net investment income (loss)            $    575,849         $    382,204     ($   144,468)      ($   248,194)
  Net realized gain (loss) on
   security transactions                       126,465              502,654         (556,786)          (506,920)
  Net change in unrealized appreciation
   or depreciation on investments           17,012,890          (21,857,908)       9,773,708        (14,546,590)
                                          ------------         ------------     ------------       ------------
   Change in net assets from
    operations                              17,715,204          (20,973,050)       9,072,454        (15,301,704)
                                          ------------         ------------     ------------       ------------
CAPITAL UNIT TRANSACTIONS (NOTE 5):
  Proceeds from sale of units               11,908,572           13,529,944        7,970,949          7,330,282
  Cost of units repurchased                (12,475,223)         (13,812,857)      (6,931,543)        (7,229,711)
                                          ------------         ------------     ------------       ------------
   Change in net assets from capital
    unit transactions                         (566,651)            (282,913)       1,039,406            100,571
                                          ------------         ------------     ------------       ------------
Increase (decrease) in net assets           17,148,553          (21,255,963)      10,111,860        (15,201,133)
NET ASSETS:
  Beginning of period                       72,153,414           93,409,377       32,156,907         47,358,040
                                          ------------         ------------     ------------       ------------
  End of period                           $ 89,301,967         $ 72,153,414      $42,268,767        $32,156,907
                                          ============         ============     ============       ============




See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                 For the Years Ended December 31, 2003 and 2002



                                              MID-CAP STOCK SUBACCOUNT     MULTI-CAP GROWTH STOCK SUBACCOUNT
                                                2003           2002           2003**
                                             ----------     -----------    -----------

OPERATIONS:

  Net investment income (loss)              ($   14,468)   ($     8,044)   ($    60,495)
  Net realized gain (loss) on
   security transactions                        (16,406)         43,757          87,324
  Net change in unrealized appreciation
   or depreciation on investments             1,125,886        (732,567)      2,212,685
                                             ----------     -----------     -----------
   Change in net assets from
    operations                                1,095,012        (696,854)      2,239,514
                                             ----------     -----------     -----------
CAPITAL UNIT TRANSACTIONS (NOTE 5):
  Proceeds from sale of units                 1,464,891       2,823,001      11,241,013
  Cost of units repurchased                    (853,582)       (747,791)     (1,294,416)
                                             ----------     -----------     -----------
   Change in net assets from capital
    unit transactions                           611,309       2,075,210       9,946,597
                                             ----------     -----------     -----------
Increase (decrease) in net assets             1,706,321       1,378,356      12,186,111
NET ASSETS:
  Beginning of period                         3,271,235       1,892,879              --
                                             ----------     -----------     -----------
  End of period                              $4,977,556     $ 3,271,235     $12,186,111
                                             ==========     ===========     ===========



                                             EMERGING GROWTH SUBACCOUNT     GLOBAL SECURITIES SUBACCOUNT
                                                2003*          2002           2003**
                                             -----------    -----------     -----------
OPERATIONS:

  Net investment income (loss)              ($    23,375)  ($    83,358)    $       159
  Net realized gain (loss) on
   security transactions                      (6,318,250)      (543,865)            325
  Net change in unrealized appreciation
   or depreciation on investments              6,939,712     (3,433,800)         11,589
                                             -----------    -----------     -----------
   Change in net assets from
    operations                                   598,087     (4,061,023)         12,073
                                             -----------    -----------     -----------
CAPITAL UNIT TRANSACTIONS (NOTE 5):
  Proceeds from sale of units                    789,917      2,495,227          56,364
  Cost of units repurchased                   (9,296,310)    (2,117,398)        (15,173)
                                             -----------    -----------     -----------
   Change in net assets from capital
    unit transactions                         (8,506,393)       377,829          41,191
                                             -----------    -----------     -----------
Increase (decrease) in net assets             (7,908,306)    (3,683,194)         53,264
NET ASSETS:
  Beginning of period                          7,908,306     11,591,500              --
                                             -----------    -----------     -----------
  End of period                              $        --    $ 7,908,306     $    53,264
                                             ===========    ===========     ===========



*  Represents activity through May 1, 2003.  See note 2.



** Represents activity for the period of May 1, 2003 through December 31, 2003.


See accompanying notes to financial statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS, (CONTINUED)
                 For the Years Ended December 31, 2003 and 2002



                                             INTERNATIONAL STOCK SUBACCOUNT     T. ROWE INTERNATIONAL STOCK SUBACCOUNT
                                               2003**                              2003                      2002
                                             -----------                        -----------               -----------
OPERATIONS:

  Net investment income (loss)               $       342                        $    24,657               $     3,939
  Net realized gain (loss) on
   security transactions                           1,606                           (256,159)                 (242,787)
  Net change in unrealized appreciation
   or depreciation on investments                 74,369                          1,934,631                (1,152,689)
                                             -----------                        -----------               -----------
   Change in net assets from
    operations                                    76,317                          1,703,129                (1,391,537)
                                             -----------                        -----------               -----------
CAPITAL UNIT TRANSACTIONS (NOTE 5):
  Proceeds from sale of units                    483,814                          1,203,189                 1,547,209
  Cost of units repurchased                     (119,586)                        (1,314,514)               (1,514,654)
                                             -----------                        -----------               -----------
   Change in net assets from capital
    unit transactions                            364,228                           (111,325)                   32,555
                                             -----------                        -----------               -----------
Increase (decrease) in net assets                440,545                          1,591,804                (1,358,982)
NET ASSETS:
  Beginning of period                                 --                          5,905,806                 7,264,788
                                             -----------                        -----------               -----------
  End of period                              $   440,545                        $ 7,497,610               $ 5,905,806
                                             ===========                        ===========               ===========



                                             DEVELOPING MARKETS SUBACCOUNT
                                                2003               2002
                                             ----------        -----------
OPERATIONS:

  Net investment income (loss)               $      322        $       701
  Net realized gain (loss) on
   security transactions                          1,670             (3,054)
  Net change in unrealized appreciation
   or depreciation on investments                50,514                764
                                             ----------        -----------
   Change in net assets from
    operations                                   52,506             (1,589)
                                             ----------        -----------
CAPITAL UNIT TRANSACTIONS (NOTE 5):
  Proceeds from sale of units                    25,125             92,633
  Cost of units repurchased                     (77,140)           (61,776)
                                             ----------        -----------
   Change in net assets from capital
    unit transactions                           (52,015)            30,857
                                             ----------        -----------
Increase (decrease) in net assets                   491             29,268
NET ASSETS:
  Beginning of period                           132,739            103,471
                                             ----------        -----------
  End of period                              $  133,230        $   132,739
                                             ==========        ===========



** Represents activity for the period of May 1, 2003 through December 31, 2003.


See accompanying notes to financial statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1)      ORGANIZATION

         The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Life Insurance Company (the Company) to receive and invest net premiums paid under flexible premium variable life insurance policies.

         Although the assets of the Account are the property of the Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which the Company may conduct.

         The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in the Company's general account to cover death benefits in excess of the accumulated value.

(2)      SIGNIFICANT ACCOUNTING POLICIES

         Investments


         The Account currently is divided into fourteen subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares), T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.


         The Account invests in shares of Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.


         Ultra Series Fund currently has ten funds available as investment options under the policies. MFS(R) Variable Insurance Trust(SM), T. Rowe Price International Series, Inc., Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust each have one fund available as an investment option Insurance Trust(SM) has two funds available as an investment option. T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies. Effective May 1, 2002 the MFS(R) Variable Insurance Trust(SM): Emerging Growth Series investment option was closed to new investors. The Emerging Growth subaccount remained open until May 1, 2003 for the existing investors as an investment option under the Contracts. As of May 1, 2003 for Type I or May 2, 2003 for Type II, all of the remaining unitholders of these subaccounts were transferred into the Ultra Series Multi-Cap Growth Stock subaccount. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.


         MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra

         Series Fund. The Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

         T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.


         Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Strategic Income Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).


         OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

         Templeton Asset Management Ltd. serves as the investment adviser to the Franklin Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.


         The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.

         Federal Income Taxes

         The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent the earnings are credited under the contracts. Accordingly, no charge for income tax is currently recorded to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

         Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)      FEES AND CHARGES

         Policy Charges


         In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each policy.



         ADMINISTRATIVE FEE: The Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, the Company may assess each policy a monthly administrative fee. For additional detail, see schedule of expenses and charges in the prospectus.



         DEFERRED CONTINGENT SALES AND ADMINISTRATIVE CHARGES: The sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with the Company crediting additional amounts at its discretion.


         POLICY FEE: The Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee to recover these expenses.

         COST OF INSURANCE AND ADDITIONAL BENEFITS PROVIDED: The Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables as described in the Account's prospectus.

         Variable Account Charges


         MORTALITY AND EXPENSE RISK CHARGE: The Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges will be deducted by the Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

(4)      INVESTMENT TRANSACTIONS


         The cost of shares purchased, including reinvestment of dividend distributions, during the year ended December 31, 2003, was as follows:



Money Market Fund.........................................   $ 6,638,369
Bond Fund.................................................     3,624,515
Strategic Income Series...................................        34,120
High Income Fund..........................................       426,601
Oppenheimer High Income Fund..............................       171,651
Balanced Fund.............................................     6,097,611
Growth and Income Stock Fund..............................     4,961,919
Capital Appreciation Stock Fund...........................     3,629,936
Mid-Cap Stock Fund........................................       799,031
Multi-Cap Growth Stock Fund...............................    10,286,581
Emerging Growth Series....................................       278,085
Global Securities Fund....................................        44,897
International Stock Fund..................................       377,056
T. Rowe International Stock Portfolio.....................       618,233
Developing Markets Fund...................................        11,871


(5)      UNIT ACTIVITY FROM POLICY TRANSACTIONS


         Transactions in units of each subaccount of the Account for the years ended December 31, 2003, 2002 and 2001 were as follows:



                           MONEY MARKET                BOND              STRATEGIC INCOME           HIGH INCOME
                            SUBACCOUNT             SUBACCOUNT               SUBACCOUNT               SUBACCOUNT
                      ---------------------    --------------------    --------------------     --------------------
                       TYPE 1       TYPE 2     TYPE 1       TYPE 2     TYPE 1       TYPE 2      TYPE 1*      TYPE 2
Outstanding at
  December 31, 2000    186,629      323,794    135,177       14,143     49,919        1,200
Sold                   136,762      469,259     62,927       94,778      3,805          465
Repurchased           (143,768)    (264,347)   (17,092)     (14,107)    (3,959)        (428)
                      --------     --------    -------      -------    -------      -------
Outstanding at
  December 31, 2001    179,623      528,706    181,012       94,814     49,765        1,237
Sold                    92,314      729,091     59,750      203,258      1,025        2,499
Repurchased           (112,816)    (967,146)   (46,424)     (52,748)    (5,651)      (2,632)
                      --------     --------    -------      -------    -------      -------
Outstanding at
  December 31, 2002    159,121      290,651    194,338      245,324     45,139        1,104                       --

Sold                    33,000      554,565     48,188      205,253        223           --                   43,072
Repurchased            (78,551)    (602,995)   (60,013)     (87,193)    (3,530)         (66)                  (4,986)
                      --------     --------    -------      -------    -------      -------                  -------
Outstanding at
  December 31, 2003    113,570      242,221    182,513      363,384     41,832        1,038                   38,086
                      ========     ========    =======      =======    =======      =======                  =======



                           OPPENHEIMER                                         GROWTH AND                  CAPITAL
                           HIGH INCOME                BALANCED                INCOME STOCK              APPRECIATION
                           SUBACCOUNT                SUBACCOUNT                SUBACCOUNT             STOCK SUBACCOUNT
                      --------------------     ----------------------    ----------------------    ----------------------
                      TYPE 1*      TYPE 2       TYPE 1       TYPE 2       TYPE 1       TYPE 2       TYPE 1        TYPE 2
Outstanding at
  December 31, 2000                 10,699     1,518,716      202,479    1,240,154      322,640    1,462,722      173,456
Sold                                40,755       150,739      297,142      137,918      543,256      207,926      398,188
Repurchased                         (3,640)     (200,221)     (53,163)    (168,230)    (230,953)    (211,918)    (116,040)
                                  --------     ---------    ---------    ---------    ---------    ---------      -------
Outstanding at
  December 31, 2001                 47,814     1,469,234      446,458    1,209,842      634,943    1,458,730      455,604
Sold                                38,362       160,433      376,987      149,141      501,012      205,184      337,162
Repurchased                        (17,634)     (221,528)    (149,218)    (192,922)    (212,198)    (261,088)    (171,432)
                                  --------     ---------    ---------    ---------    ---------    ---------      -------
Outstanding at
  December 31, 2002                 68,542     1,408,139      674,227    1,166,061      923,757    1,402,826      621,334

Sold                                14,989       168,094      382,067      144,527      432,328      235,866      380,377
Repurchased                        (15,503)     (222,803)    (249,878)    (179,994)    (227,218)    (249,419)    (206,795)
                                  --------     ---------    ---------    ---------    ---------    ---------      -------

Outstanding at
  December 31, 2003                 68,028     1,353,430      806,416    1,130,594    1,128,867    1,389,273      794,916
                                  ========     =========    =========    =========    =========    =========      =======

                              MID-CAP                   MULTI-CAP                 EMERGING                 GLOBAL
                               STOCK                  GROWTH STOCK                 GROWTH                SECURITIES
                            SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT              SUBACCOUNT
                       --------------------       --------------------      --------------------     -------------------
                       TYPE 1*      TYPE 2        TYPE 1       TYPE 2       TYPE 1       TYPE 2      TYPE 1*      TYPE 2
Outstanding at
  December 31, 2000                  56,283                                 658,727      121,365
Sold                                109,177                                 120,629      196,949
Repurchased                         (30,768)                               (114,019)     (65,447)
                                    -------                                 -------      -------
Outstanding at
  December 31, 2001                 134,692                                 665,337      252,867
Sold                                208,754                                 125,259      206,634
Repurchased                         (59,040)                               (130,116)    (125,581)
                                    -------                                 -------      -------
Outstanding at
  December 31, 2002                 284,406            --           --      660,480      333,920                      --
Sold                                116,221       834,419      247,629       46,277       75,758                   5,052
Repurchased                         (67,866)      (80,340)     (33,640)    (706,757)    (409,678)                 (1,256)
                                    -------       -------      -------      -------      -------                   -----
Outstanding at
  December 31, 2003                 332,761       754,079      213,989           --           --                   3,796
                                    =======       =======      =======      =======      =======                  ======



                           INTERNATIONAL                 T. ROWE                 DEVELOPING
                               STOCK               INTERNATIONAL STOCK             MARKETS
                            SUBACCOUNT                 SUBACCOUNT                SUBACCOUNT
                       --------------------       --------------------      --------------------
                       TYPE 1*      TYPE 2        TYPE 1       TYPE 2       TYPE 1*      TYPE 2
Outstanding at
  December 31, 2000                               573,250       51,610                    11,337
Sold                                               86,917       66,348                     9,644
Repurchased                                       (94,944)     (29,809)                   (4,965)
                                                  -------      -------                   -------
Outstanding at
  December 31, 2001                               565,223       88,149                    16,016
Sold                                               91,156       91,993                    14,003
Repurchased                                      (106,107)     (63,210)                   (9,256)
                                                  -------      -------                    ------
Outstanding at
  December 31, 2002                      --       550,272      116,932                    20,763
Sold                                 44,034       100,396       32,506                     3,995
Repurchased                         (10,305)      (99,006)     (53,965)                  (11,017)
                                    -------       -------      -------                   -------
Outstanding at
  December 31, 2003                  33,729       551,662       95,473                    13,741
                                    =======       =======      =======                   =======


* This fund not available in this product type.

(6)      CONDENSED FINANCIAL INFORMATION

         The table below gives per unit information about the financial history of each subaccount for each period.

                             MONEY MARKET SUBACCOUNT


                                  2003                    2002              2001               2000               1999
                            ----------------        ----------------   ---------------   ----------------   -----------------
                            TYPE 1    TYPE 2        TYPE 1    TYPE 2   TYPE 1   TYPE 2   TYPE 1    TYPE 2   TYPE 1   TYPE 2**
UNIT VALUE:

  Beginning of period       $21.72    $10.87        $21.60    $10.80   $21.00   $10.50   $19.99    $10.00   $19.24     $10.00

  End of period              21.69     10.85         21.72     10.87    21.60    10.80    21.00     10.50    19.99      10.00

NET ASSETS AT END OF
  PERIOD (000s)              2,463     2,628         3,455     3,159    3,880    5,710

UNITS OUTSTANDING AT
  END OF PERIOD (000s)         114       242           159       291      180      529      187       324      221          0

TOTAL RETURN(1)              (0.14%)   (0.18%)        0.56%     0.65%    2.86%    2.86%    5.05%     5.00%    3.90%      0.00%***

INVESTMENT INCOME RATIO(2)    0.76%     0.76%         1.50%     1.50%    3.61%    3.61%

EXPENSE RATIO(3)              0.90%     0.90%         0.90%     0.90%    0.90%    0.90%

                                 BOND SUBACCOUNT


                                  2003                2002                2001                2000                1999
                            ----------------    ----------------    ----------------    ----------------    -------------------
                            TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1     TYPE 2**
UNIT VALUE:

  Beginning of period       $34.37    $12.38    $31.94    $11.51    $29.76    $10.72    $27.77    $10.00    $27.82     $  10.00
  End of period              35.10     12.64     34.37     12.38     31.94     11.51     29.76     10.72     27.77        10.00
NET ASSETS AT END OF
  PERIOD (000s)              6,406     4,593     6,679     3,037     5,782     1,091

UNITS OUTSTANDING AT
  END OF PERIOD (000s)         183       363       194       245       181        95       135        14       140          0.1

TOTAL RETURN(1)               2.12%     2.10%     7.61%     7.56%     7.34%     7.37%     7.17%     7.20%    (0.18%)       0.00%***

INVESTMENT INCOME RATIO(2)    4.59%     4.59%     4.93%     4.93%     6.22%     6.22%

EXPENSE RATIO(3)              0.90%     0.90%     0.90%     0.90%     0.90%     0.90%


                           STRATEGIC INCOME SUBACCOUNT


                                  2003                2002                2001                2000                1999
                            ----------------    ----------------    ----------------    ----------------    -------------------
                            TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1     TYPE 2**
UNIT VALUE:

  Beginning of period       $13.79    $11.60    $12.83    $10.79    $12.36    $10.39    $11.89    $10.00    $12.31     $  10.00

  End of period              15.08     12.69     13.79     11.60     12.83     10.79     12.36     10.39     11.89        10.00

NET ASSETS AT END OF
  PERIOD (000s)                631        13       622        13       639        13

UNITS OUTSTANDING AT
  END OF PERIOD (000s)          42         1        45         1        50         1        50         1        52          0.1

TOTAL RETURN(1)               9.35%     9.40%     7.48%     7.51%     3.83%     3.85%     3.95%     3.90%    (3.41%)       0.00%***

INVESTMENT INCOME RATIO(2)    5.19%     5.19%     3.82%     3.82%     3.72%     3.72%

EXPENSE RATIO(3)              0.90%     0.90%     0.90%     0.90%     0.90%     0.90%


                             HIGH INCOME SUBACCOUNT


                                  2003
                            -----------------
                            TYPE 1*   TYPE 2+
UNIT VALUE:

  Beginning of period                 $ 10.00

  End of period                         10.88

NET ASSETS AT END OF
  PERIOD (000s)                           414

UNITS OUTSTANDING AT
  END OF PERIOD (000s)                     38

TOTAL RETURN(1)                          8.80%***

INVESTMENT INCOME RATIO(2)              10.92%

EXPENSE RATIO(3)                         0.90%


                       OPPENHEIMER HIGH INCOME SUBACCOUNT


                                  2003                2002                  2001                2000                1999
                            -----------------   -----------------     -----------------   -----------------   ------------------
                            TYPE 1*   TYPE 2    TYPE 1*   TYPE 2     TYPE 1*    TYPE 2    TYPE 1*    TYPE 2   TYPE 1*   TYPE 2**
UNIT VALUE:

  Beginning of period                  $9.35               $9.66                $ 9.56               $10.03              $10.00

  End of period                        11.48                9.35                  9.66                 9.56               10.03

NET ASSETS AT END OF
  PERIOD (000s)                          781                 641                   462

UNITS OUTSTANDING AT
  END OF PERIOD (000s)                    68                  69                    48                   11                 0.1

TOTAL RETURN(1)                        22.78%              (3.21%)                0.99%               (4.69%)              0.28%***

INVESTMENT INCOME RATIO(2)              7.20%               9.17%                 6.02%

EXPENSE RATIO(3)                        0.90%               0.90%                 0.90%

                               BALANCED SUBACCOUNT


                                  2003                2002                  2001                2000                1999
                            ----------------   ------------------    ------------------    ---------------    -----------------
                             TYPE 1   TYPE 2   TYPE 1      TYPE 2    TYPE 1      TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2**
UNIT VALUE:

  Beginning of period       $ 42.97   $ 8.79   $ 48.80    $  9.98    $ 50.80    $ 10.39    $49.35   $10.09    $43.49   $  10.00

  End of period               49.75    10.18     42.97       8.79      48.80       9.98     50.80    10.39     49.35      10.09

NET ASSETS AT END OF
  PERIOD (000s)              67,334    8,209    60,515      5,927     71,695      4,456

UNITS OUTSTANDING AT
  END OF PERIOD (000s)        1,353      806     1,408        674      1,469        446     1,519      202     1,594          8

TOTAL RETURN(1)               15.78%   15.81%   (11.95%)   (11.92%)    (3.94%)    (3.95%)    2.94%    2.97%    13.48%      0.90%***

INVESTMENT INCOME RATIO(2)     2.65%    2.65%     3.07%      3.07%      2.99%      2.99%

EXPENSE RATIO(3)               0.90%    0.90%     0.90%      0.90%      0.90%      0.90%


                       GROWTH AND INCOME STOCK SUBACCOUNT


                                  2003                2002                  2001                 2000              1999
                            ----------------   ------------------    ------------------    ---------------    -----------------
                             TYPE 1   TYPE 2   TYPE 1      TYPE 2    TYPE 1     TYPE 2     TYPE 1   TYPE 2    TYPE 1   TYPE 2**
UNIT VALUE:

  Beginning of period       $ 56.39   $ 6.93   $ 72.53     $ 8.91    $ 81.96    $ 10.07    $82.04   $10.08    $70.17   $  10.00

  End of period               70.35     8.65     56.39       6.93      72.53       8.91     81.96    10.07     82.04      10.08
NET ASSETS AT END OF
  PERIOD (000s)              79,537    9,765    65,752      6,402     87,752      5,657

UNITS OUTSTANDING AT
  END OF PERIOD (000s)        1,131    1,129     1,166        924      1,210        635     1,240      323     1,247          4

TOTAL RETURN(1)               24.76%   24.82%   (22.25%)   (22.22%)   (11.50%)   (11.52%)   (0.10%)  (0.10%)   16.91%      0.80%***

INVESTMENT INCOME RATIO(2)     1.65%    1.65%     1.37%      1.37%      1.07%      1.07%

EXPENSE RATIO(3)               0.90%    0.90%     0.90%      0.90%      0.90%      0.90%


                      CAPITAL APPRECIATION STOCK SUBACCOUNT


                                   2003               2002                  2001                2000               1999
                            ----------------   ------------------    ------------------    ---------------    -----------------
                             TYPE 1   TYPE 2   TYPE 1      TYPE 2    TYPE 1     TYPE 2     TYPE 1   TYPE 2    TYPE 1   TYPE 2**
UNIT VALUE:

  Beginning of period       $ 20.01   $ 6.57   $ 29.45     $ 9.66    $ 32.70    $ 10.73    $31.64   $10.38    $25.49     $10.00

  End of period               25.62     8.40     20.01       6.57      29.45       9.66     32.70    10.73     31.64      10.38

NET ASSETS AT END OF
  PERIOD (000s)              35,591    6,677    28,075      4,082     42,957      4,401

UNITS OUTSTANDING AT
  END OF PERIOD (000s)        1,389      795     1,403        621      1,459        456     1,463      173     1,334          1

TOTAL RETURN(1)               28.04%   27.85%   (32.05%)   (31.99%)    (9.94%)    (9.97%)    3.35%    3.37%    24.11%      3.80%***

INVESTMENT INCOME RATIO(2)     0.50%    0.50%     0.24%      0.24%      0.10%      0.10%

EXPENSE RATIO(3)               0.90%    0.90%     0.90%      0.90%      0.90%      0.90%


                            MID-CAP STOCK SUBACCOUNT


                                  2003                2002                  2001                 2000                1999
                            ----------------   ------------------    ------------------    ----------------   ------------------
                            TYPE 1*   TYPE 2   TYPE 1*     TYPE 2    TYPE 1*    TYPE 2     TYPE 1*   TYPE 2   TYPE 1*   TYPE 2**
UNIT VALUE:

  Beginning of period                 $11.50               $14.05               $12.76               $10.39             $  10.00

  End of period                        14.96                11.50                14.05                12.76                10.39

NET ASSETS AT END OF
  PERIOD (000s)                        4,978                3,271                1,893

UNITS OUTSTANDING AT
  END OF PERIOD (000s)                   333                  284                  135                   56                  0.4

TOTAL RETURN(1)                        30.09%              (18.15%)              10.14%               22.81%                3.90%***

INVESTMENT INCOME RATIO(2)              0.53%                0.62%                1.07%

EXPENSE RATIO(3)                        0.90%                0.90%                0.90%

                        MULTI-CAP GROWTH STOCK SUBACCOUNT


                                      2003
                            -------------------------
                             TYPE 1+         TYPE 2+
UNIT VALUE:

  Beginning of period       $ 10.00          $ 10.00

  End of period               12.59            12.59

NET ASSETS AT END OF
  PERIOD (000s)               9,492            2,694

UNITS OUTSTANDING AT
  END OF PERIOD (000s)          754              214

TOTAL RETURN(1)               25.90%***        25.90%***

INVESTMENT INCOME RATIO(2)     0.00%            0.00%

EXPENSE RATIO(3)               0.90%            0.90%


                           EMERGING GROWTH SUBACCOUNT


                                2003                     2002                2001                  2000               1999
                        -------------------       -----------------    ----------------      ----------------    ----------------
                         TYPE 1      TYPE 2       TYPE 1     TYPE 2    TYPE 1    TYPE 2      TYPE 1    TYPE 2    TYPE 1  TYPE 2**
UNIT VALUE:

  Beginning of period   $  9.80      $4.29        $ 14.94    $ 6.54    $22.67    $ 9.92      $28.46    $12.47    $16.24   $10.00

  End of period           10.52++     4.68++         9.80      4.29     14.94      6.54       22.67      9.92     28.46    12.47

NET ASSETS AT END OF
  PERIOD (000s)              --         --          6,476     1,433     9,938     1,654

UNITS OUTSTANDING AT
  END OF PERIOD (000s)       --         --            660       334       665       253         659       121       536      0.5

TOTAL RETURN(1)            7.35%***    9.09%***    (34.40%)  (34.40%)  (34.11%)  (34.07%)    (20.34%)  (20.45%)   75.22%   24.70%***

INVESTMENT INCOME
  RATIO(2)                 0.00%       0.00%         0.00%     0.00%     0.00%     0.00%

EXPENSE RATIO(3)           0.90%       0.90%         0.90%     0.90%     0.90%     0.90%


                          GLOBAL SECURITIES SUBACCOUNT


                                   2003
                             -----------------
                             TYPE 1*   TYPE 2+
UNIT VALUE:

  Beginning of period                  $10.00

  End of period                         14.03

NET ASSETS AT END OF
  PERIOD (000s)                            53

UNITS OUTSTANDING AT
  END OF PERIOD (000s)                      4

TOTAL RETURN(1)                         40.30%***

INVESTMENT INCOME RATIO(2)               1.55%

EXPENSE RATIO(3)                         0.90%


                         INTERNATIONAL STOCK SUBACCOUNT


                                   2003
                             -----------------
                             TYPE 1*   TYPE 2+
UNIT VALUE:

  Beginning of period                  $10.00

  End of period                         13.06

NET ASSETS AT END OF
  PERIOD (000s)                           441

UNITS OUTSTANDING AT
  END OF PERIOD (000s)                     34

TOTAL RETURN(1)                         30.60%***

INVESTMENT INCOME RATIO(2)               1.08%

EXPENSE RATIO(3)                         0.90%

                     T. ROWE INTERNATIONAL STOCK SUBACCOUNT


                              2003                2002                  2001                  2000                1999
                        -----------------  ------------------    ------------------    ------------------    -----------------
                         TYPE 1   TYPE 2   TYPE 1     TYPE 2     TYPE 1     TYPE 2     TYPE 1      TYPE 2    TYPE 1    TYPE 2**
UNIT VALUE:

  Beginning of period   $  9.51   $ 5.76   $ 11.74    $  7.11    $ 15.24    $  9.22    $ 18.71    $ 11.33    $14.16   $  10.00

  End of period           12.30     7.45      9.51       5.76      11.74       7.11      15.24       9.22     18.71      11.33

NET ASSETS AT END OF
  PERIOD (000s)           6,786      711     5,232        674      6,638        627

UNITS OUTSTANDING AT
  END OF PERIOD (000s)      552       95       550        117        565         88        573         52       447        0.5

TOTAL RETURN(1)           29.34%   29.34%   (18.99%)   (18.99%)   (22.94%)   (22.89%)   (18.55%)   (18.62%)   32.13%     13.30%***

INVESTMENT INCOME
  RATIO(2)                 1.29%    1.29%     0.96%      0.96%      1.98%      1.98%

EXPENSE RATIO(3)           0.90%    0.90%     0.90%      0.90%      0.90%      0.90%


                          DEVELOPING MARKETS SUBACCOUNT


                                    2003               2002                 2001              2000                 1999
                             -----------------   -----------------     -----------------   ---------------    ------------------
                             TYPE 1*   TYPE 2    TYPE 1*  TYPE 2     TYPE 1*    TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2**
UNIT VALUE:

  Beginning of period                  $ 6.39             $ 6.46                 $7.09              $10.53              $  10.00

  End of period                          9.70               6.39                  6.46                7.09                 10.53

NET ASSETS AT END OF
  PERIOD (000s)                           133                133                   103

UNITS OUTSTANDING AT
  END OF PERIOD (000s)                     14                 21                    16                  11                   0.1

TOTAL RETURN(1)                         51.80%             (1.08%)               (8.88%)            (32.67%)                5.34%***

INVESTMENT INCOME RATIO(2)               1.15%              1.48%                 0.85%

EXPENSE RATIO(3)                         0.90%              0.90%                 0.90%


*        This fund not available in this product type.

** The VULII product inception date was November 8, 1999, with all subaccounts starting with a $10.00 unit price.

***      Not annualized.


+ The VUL products added this investment option on May 1, 2003, with all subaccounts starting with a $10.00 unit price.



++ This price is effective on the date of the fund substitution. The fund substitution dates are for Type 1, May 1, 2003, and for Type 2, May 2, 2003. See note 2.


(1) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(2) These amounts represent dividend income, excluding capital gain distributions, received by the subaccount from the underlying mutual fund divided by the average net assets. These ratios exclude adverse mortality and expense charges that result in direct reductions in the unit values. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) These ratios represent the annualized contract expenses of the separate account, consisting of adverse mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Other charges made directly to contract owner accounts and expenses of the underlying fund are excluded.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT


                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the CUNA Mutual Life Variable Account (comprising, respectively, the Money Market, Bond, Strategic Income, High Income, Oppenheimer High Income, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, Multi-Cap Growth Stock, Emerging Growth, Global Securities, International Stock, T. Rowe International Stock and Developing Markets Subaccounts) as of December 31, 2003, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2003 with Ultra Series Fund, MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

February 11, 2004

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

REPORT ON AUDITS OF CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
CUNA Mutual Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, changes in policyholders' surplus and cash flows present fairly, in all material respects, the financial position of CUNA Mutual Life Insurance Company and its subsidiaries at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
April 8, 2004

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2003 and 2002
(000s omitted)

                                                          2003            2002
                                                      ------------     -----------
                      ASSETS
Debt securities available for sale at fair value      $  2,682,834     $ 2,231,030
Equity securities available for sale at fair value         125,124          78,770
Investment in unconsolidated affiliate                      15,171          12,342
Mortgage loans                                             242,029         275,971
Real estate                                                 41,336          42,961
Policy loans                                                97,269         100,022
Short-term investments                                     228,114         186,058
Other invested assets                                       19,875          17,974
Cash and cash equivalents                                   73,061          62,286
                                                      ------------     -----------

Total cash and investments                               3,524,813       3,007,414

Accrued investment income                                   36,759          30,874
Reinsurance recoverable                                    700,910         561,844
Deferred policy acquisition costs                          234,429         215,994
Income taxes receivable                                          -           1,442
Office properties, equipment and computer software          13,941          17,141
Separate account assets                                  3,472,382       2,765,637
Other assets and receivables                                19,916          27,505
                                                      ------------     -----------

Total assets                                          $  8,003,150     $ 6,627,851
                                                      ============     ===========

        LIABILITIES AND POLICYHOLDERS' SURPLUS

Insurance reserves - life and health                  $    764,828     $   670,094
Policyholder account balances                            2,943,568       2,423,734
Unearned premiums                                           29,630          30,455
Dividends payable to policyholders                          14,362          13,612
Income taxes payable                                         2,135               -
Deferred tax liability                                      27,586          25,270
Accrued postretirement benefit liability                    28,386          26,609
Accrued pension liability                                    4,662          11,084
Separate account liabilities                             3,472,382       2,765,637
Notes payable                                               15,977           1,226
Accounts payable and other liabilities                     276,665         271,254
                                                      ------------     -----------

Total liabilities                                        7,580,181       6,238,975
                                                      ------------     -----------

Accumulated other comprehensive income                      59,068          47,413
Retained earnings                                          363,901         341,463
                                                      ------------     -----------

Total policyholders' surplus                               422,969         388,876
                                                      ------------     -----------

Total liabilities and policyholders' surplus          $  8,003,150     $ 6,627,851
                                                      ============     ===========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Income
Years Ended December 31, 2003, 2002 and 2001
(000s omitted)

                                                         2003          2002          2001
                                                      ----------    ----------    ----------
Revenues:
     Life and health premiums                         $  159,857    $  139,381    $  126,529
     Net investment income                               156,816       145,337       148,490
     Net realized investment gains (losses)               15,577       (29,545)        9,553
     Contract charges                                     71,791        73,926        86,205
     Other income                                          9,728         8,292         7,668
                                                      ----------    ----------    ----------

Total revenues                                           413,769       337,391       378,445
                                                      ----------    ----------    ----------

Benefits and expenses:
     Life and health insurance claims and benefits       139,578       113,424       120,719
     Interest credited to policyholder account
       balances                                           84,621        79,026        68,792
     Policyholder dividends                               28,009        26,820        26,223
     Operating and other expenses                        131,458       143,991       131,571
                                                      ----------    ----------    ----------

Total benefits and expenses                              383,666       363,261       347,305
                                                      ----------    ----------    ----------

Income (loss) before income taxes and equity in
     net income of unconsolidated affiliate               30,103       (25,870)       31,140

Income tax expense (benefit)                               9,446       (20,454)        7,522
                                                      ----------    ----------    ----------

Income (loss) before equity in net income of
     unconsolidated affiliate                             20,657        (5,416)       23,618

Equity in net income of unconsolidated affiliate,
     net of tax                                            1,781           822         1,476
                                                      ----------    ----------    ----------

Net income (loss)                                     $   22,438    $   (4,594)   $   25,094
                                                      ==========    ==========    ==========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2003, 2002 and 2001
(000s omitted)

                                                         2003          2002          2001
                                                      ----------    ----------    ----------
Net income (loss)                                     $   22,438    $   (4,594)   $   25,094
                                                      ----------    ----------    ----------

Other comprehensive income (loss), net of tax:
  Unrealized gains (losses) on investment
   securities:
   Unrealized holding gains arising during period         28,840        22,645        10,452
   Applicable income tax expense on above                (10,094)       (7,926)       (3,658)
   Reclassification adjustment for (gains) losses
    included in net income                               (10,909)       28,794       (13,622)
   Applicable income tax expense (benefit) on
    above                                                  3,818       (10,078)        4,768
                                                      ----------    ----------    ----------

Other comprehensive income (loss)                         11,655        33,435        (2,060)
                                                      ----------    ----------    ----------

Comprehensive income                                  $   34,093    $   28,841    $   23,034
                                                      ==========    ==========    ==========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Policyholders' Surplus
Years Ended December 31, 2003, 2002 and 2001
(000s omitted)

                                                         2003          2002          2001
                                                      ----------    ----------    ----------
Retained earnings:
     Balance at beginning of year                     $  341,463    $  346,057    $  320,963
     Net income (loss)                                    22,438        (4,594)       25,094
                                                      ----------    ----------    ----------

     Balance at end of year                              363,901       341,463       346,057
                                                      ----------    ----------    ----------

Accumulated other comprehensive income:
     Unrealized investment gains:
      Balance at beginning of year                        47,413        13,978        16,038
      Unrealized gain (loss) on investment
      securities, net of tax                              11,655        33,435        (2,060)
                                                      ----------    ----------    ----------

      Balance at end of year                              59,068        47,413        13,978
                                                      ----------    ----------    ----------

Total policyholders' surplus                          $  422,969    $  388,876    $  360,035
                                                      ==========    ==========    ==========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flow
Years Ended December 31, 2003, 2002 and 2001
(000s omitted)

                                                         2003          2002          2001
                                                      ----------    ----------    ----------
Cash flows from operating activities:
 Net income (loss)                                    $   22,438    $   (4,594)   $   25,094
     Adjustments to reconcile net income (loss) to
        net cash provided by operating activities:
        Amortization of deferred policy acquisition
          costs                                           32,505        35,669        38,710
        Policy acquisition costs deferred                (48,058)      (46,369)      (38,637)
        Depreciation of fixed assets                       6,326         5,818         6,683
        Deferred income tax expense                       (4,742)        3,045         2,076
        Net realized investment (gains) losses           (15,577)       29,545        (9,553)
        Policyholder assessments on investment-
          type contracts                                 (22,260)      (21,815)      (21,407)
        Interest credited to policyholder account
          balances                                        84,621        79,026        68,792
        Amortization of bond premium and discount          8,823         1,284        (2,751)
        Other investment income                            3,066           484             -
        Equity in net income of unconsolidated
          affiliate                                       (1,781)         (822)       (1,476)
        Changes in other assets and liabilities:
         Accrued investment income                        (5,885)       (4,695)         (642)
         Other assets and receivables                        164       (10,558)        2,546
         Insurance reserves                               94,734        22,850        31,134
         Unearned premiums                                  (815)       (1,437)      (13,046)
         Accrued income taxes                              3,577       (21,125)         (868)
         Other liabilities                               (29,373)      145,130         1,928
                                                      ----------    ----------    ----------

Net cash provided by operating activities             $  127,763    $  211,436    $   88,583
                                                      ----------    ----------    ----------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flow, continued
Years Ended December 31, 2003, 2002 and 2001
(000s omitted)

                                                          2003         2002          2001
                                                      -----------   -----------   ----------
Cash flows from investing activities:
 Purchase of investments:
   Debt securities                                    $(1,792,068)  $(1,350,286)  $ (985,419)
   Equity securities                                      (36,136)      (24,622)     (39,828)
   Mortgage loans                                               -             -         (600)
   Real estate                                             (1,176)       (1,228)      (2,903)
   Short-term investments                                 (13,502)     (131,232)     (37,979)
 Proceeds on sale or maturity of investments:
   Debt securities                                      1,351,244       955,610      658,073
   Equity securities                                       11,940        26,119       62,562
   Mortgage loans                                          35,042        30,931       32,970
   Real estate                                                  -             -        7,352
   Short-term investments                                   7,673        37,893       15,017
 Purchases of office properties, equipment and
   computer software                                         (541)       (5,672)      (6,959)
   Change in policy loans                                   2,753         1,253        1,779
   Other, net                                             (22,801)      (12,299)       3,956
                                                      -----------   -----------   ----------

 Net cash used in investing activities                   (457,572)     (473,533)    (291,979)
                                                      -----------   -----------   ----------
 Cash flows from financing activities:
   Deposits to policyholder account balances              765,847       564,364      315,523
   Withdrawals from policyholder account
    balances                                             (440,014)     (284,408)    (127,348)
   Net change in separate account assets and
    liabilities                                                 -             -       10,234
   Change in notes payable                                 14,751             -            -
                                                      -----------   -----------   ----------

 Net cash provided by financing
   activities                                             340,584       279,956      198,409
                                                      -----------   -----------   ----------

 Change in cash and cash equivalents                       10,775        17,859       (4,987)
 Cash and cash equivalents at beginning of year            62,286        44,427       49,414
                                                      -----------   -----------   ----------

 Cash and cash equivalents at end of year             $    73,061   $    62,286   $   44,427
                                                      ===========   ===========   ==========

 Supplemental disclosures of cash information:
   Cash (refunded) paid during the year for
    income taxes, net of refunds                      $    10,612   $    (2,374)  $    6,266
                                                      ===========   ===========   ==========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 2003

     (1)  NATURE OF BUSINESS

          CUNA Mutual Life Insurance Company (CMLIC or the Company), a mutual life insurance company domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital Advisors, Inc., a registered investment advisor and 100% of CMIA of Wisconsin, Inc., an insurance agency and holding company. CMIA of Wisconsin, Inc. owns 100% of League Insurance Agency.

          The Company is authorized to sell insurance in the District of Columbia and all states except New York. No single jurisdiction has a significant concentration of business.

     (2)  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               BASIS OF PRESENTATION

          The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of CMLIC and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Certain amounts in the 2002 consolidated financial statements have been reclassified to conform with the 2003 presentation.

          The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, deferred policy acquisition costs and insurance reserves are most affected by the use of estimates and assumptions.

               INVESTMENTS OTHER THAN UNCONSOLIDATED AFFILIATES

          Debt securities, including bonds and redeemable preferred stocks, are classified as available for sale and are carried at fair value. Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.

          Equity securities, including common stocks and nonredeemable preferred stocks, are classified as available for sale and are reported at fair value.

          Unrealized gains and losses on investment securities, net of deferred federal income taxes, are included in accumulated other comprehensive income (loss) as a separate component of policyholders' surplus.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

          Mortgage loans are carried at their aggregate unpaid principal balance, net of estimated unrecoverable amounts. An allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired, which occurs when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to contractual terms. Impairments are recorded in realized investment losses and are based upon the difference between the recorded investment in the loan and the estimated fair value of the collateral.

          Real estate is carried at cost net of accumulated depreciation ($27.9 million and $25.1 million at December 31, 2003 and 2002, respectively). The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment losses.

          Policy loans are reported at their unpaid principal balance.

          Short-term investments are reported at amortized cost, which approximates fair value.

          Investment income is recognized as earned. Investment income reflects amortization of premiums and accrual of discounts on an effective-yield basis. Realized gains and losses on the sale of investments are reported in income based upon the specific identification method. Charges for other than temporary declines in the value of investments are recognized in net realized investment gains (losses) and the costs of the investments are reduced to their estimated fair values.

               INVESTMENT IN UNCONSOLIDATED AFFILIATE

          Investment in unconsolidated affiliate represents CMLIC's 50% ownership of MEMBERS Capital Advisors, Inc., and is accounted for using the equity method.

               OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

          Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. Accumulated depreciation on office properties, equipment, and computer software at December 31, 2003 and 2002 is $38.3 million and $35.0 million, respectively.

               SEPARATE ACCOUNTS

          The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated. They are reflected in the accompanying consolidated balance sheet as assets and liabilities of separate accounts. Separate account assets are carried at fair value. Separate account liabilities primarily represent the contractholders' claims to the related assets and are carried at the fair value of the assets.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

          Separate account contract fee income for investment management and policy administration is reflected by the Company in the accompanying consolidated statements of income. Investment income and realized and unrealized capital gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contractholders and therefore, are not included in the Company's consolidated statements of income. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

          Substantially all of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

               INSURANCE RESERVES

          For traditional participating products, reserves are computed using the net level premium method. Mortality and interest rates used are those guaranteed in calculating the cash surrender values. Mortality rates are based on statutory valuation tables and interest rates vary from 2.5% to 5.5%. No provision is made for adverse deviation.

          For other term life and whole life products, reserves are computed using the net level premium method based on estimated future investment yield, mortality, morbidity, withdrawals, and expenses. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 8.0% to 5.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption when deemed necessary.

          For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 4.0% to 9.5%.

               REVENUE, BENEFIT, AND EXPENSE RECOGNITION

          Term life and whole life insurance premiums are recognized as premium income when due. Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). Related policy benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

          Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenue for investment contracts consists of net investment income as well as policy fees such as expense and surrender charges, which are recorded as contract charges in the accompanying consolidated financial statements. Expenses consist of interest credited to contracts, benefits incurred in the period in excess of related policyholder account balances and policy maintenance costs.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

          Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated financial statements, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance, and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in the period in excess of related policyholder account balances.

          Profits from investment contract and universal life-type policies are recognized in relation to the expected gross profit stream of the product (fees, charges, and investment income reduced by related expenses).

               DEFERRED POLICY ACQUISITION COSTS

          The costs of acquiring new business that vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and similar selling expenses, premium taxes, sales costs, and certain policy issuance and underwriting costs. For investment contracts and universal life-type products, these deferred acquisition costs are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment, and expense margins. Deferred acquisition costs on participating insurance contracts are amortized over the life of the book of participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized. For other term life and whole life insurance products, deferred acquisition costs are amortized in relation to expected premiums. For universal life-type, investment and participating insurance contracts, the deferred policy acquisition cost asset is adjusted for the impact on estimated gross profits or gross margins of net unrealized gains and losses on securities.

               POLICYHOLDER ACCOUNT BALANCES

          The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges.

          Policyholder account balances reflect net amounts received plus interest credited during the contract accumulation period. Average credited rates ranged from 3.16% to 5.72% in 2003 and 3.50% to 5.78% in 2002. Future minimum guaranteed interest rates during the life of the contracts vary from 2.0% to 4.5%.

               INCOME TAXES

          The provision for income taxes includes amounts currently payable and deferred income taxes, which result from differences between financial reporting and tax bases of assets and liabilities. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

               BENEFIT PLANS

          The Company recognizes pension costs for its defined benefit pension plans on an accrual basis. The cost of postretirement benefits are recognized on an accrual basis as employees perform services to earn the benefits. Postretirement benefits are generally funded on a pay-as-you-go basis. The cost of benefits provided to former or inactive employees after employment but before retirement are recognized during an employee's service years if they meet certain requirements.

               REINSURANCE

          Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported net in the statements of income. A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured.

               CASH AND CASH EQUIVALENTS

          Cash and cash equivalents include deposits in financial institutions, U.S. Treasury bills, money market instruments, and commercial paper with original maturities under 90 days, which are not otherwise restricted.

               FOREIGN EXCHANGE

          The Company's financial statements are impacted by changes in foreign currency exchange rates on investment holdings denominated in foreign currency. The foreign exchange impact of investment holdings classified as available for sale are included in accumulated other comprehensive income (loss) as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and losses in the Company's consolidated statements of income.

               DERIVATIVE FINANCIAL INSTRUMENTS

          The Company uses derivative instruments, such as interest rate swaps and caps, total return swaps, foreign currency futures, bond and stock index futures, and purchased and written options to help maximize risk adjusted investment returns; reduce interest rate risks of long term assets; control exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Derivatives are stated in the consolidated balance sheets at estimated fair value. Changes in fair value are reported in net income.

          CMLIC uses hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Under hedge accounting, changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in net income.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

               EMERGING ACCOUNTING MATTERS

          In 2003, the Financial Accounting Standards Board issued FASB Interpretation No. 46R, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51" (FIN 46R). FIN 46R provides guidance to identify variable interest entities (VIEs) and requires consolidation by their primary beneficiary. A VIE is defined as an entity in which either 1) the equity investors, if any, do not have a controlling financial interest, or 2) the equity investment at risk is insufficient to finance that entity's activities without receiving additional subordinated financial support from other parties. An enterprise whose investment in a VIE absorbs the majority of the VIE's expected losses or receives a majority of its expected residual returns is considered a primary beneficiary, although not all VIEs will have a primary beneficiary. FIN 46R is not effective until 2005 for non-public entities and implementation is not expected to have a material impact on the Company's consolidated balance sheet.

          Congress passed the "Medicare Prescription Drug, Improvement and Modernization Act of 2003" which introduces a prescription drug benefit for Medicare recipients. The Act also provides a subsidy for postretirement health benefit plan sponsors that include an actuarially equivalent drug benefit. Specific authoritative guidance on accounting for the federal subsidy is pending. That guidance, when issued, could require the Company to change previously reported information relating to the accumulated postretirement benefit obligation or net periodic postretirement benefit cost in the financial statements or related notes. FASB Staff Position No. FAS 106-1 permits employers to defer recognition of these changes, generally until authoritative guidance is issued. The Company elects to defer recognition in accordance with the Staff Position.

          The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 132 (revised 2003), "Employers' Disclosures about Pensions and Other Postretirement Benefits" (FAS 132) in 2003. FAS 132 does not change accounting for benefit plans but requires new disclosures, mostly adding detail about benefit plan assets and future expected cash flows. It is effective in 2004 for non-public entities.

          In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Traditional Long-Duration Contracts and for Separate Accounts" (SOP 03-01). SOP 03-01 addresses: (i) separate account presentation;
          (ii) accounting for an insurance company's proportionate interest in separate accounts; (iii) transfers of assets from the general account to a separate account; (iv) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits; and (v) accounting for sales inducements. It will be effective as of January 1, 2004. The Company is still evaluating certain aspects of SOP 03-01. Currently, management does not anticipate that adoption will have a material impact on the Company's financial position.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

     (3)  INVESTMENTS

               DEBT SECURITIES

          The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2003 and 2002 are as follows (000s omitted):

                                                                    Gross Unrealized
                                                     Amortized    --------------------     Estimated
           December 31, 2003                            Cost        Gains      Losses      Fair Value
-----------------------------------------------      ----------   ---------   -------      ----------
U.S. government and agencies                         $  183,140   $   3,077   $  (112)     $  186,105
States and political subdivisions                         7,264          17       (91)          7,190
Foreign government securities                           239,746      47,615       (43)        287,318
Domestic corporate securities                         1,096,108      45,711    (3,339)      1,138,480
Mortgage-backed and other structured securities         977,961      22,540    (4,614)        995,887
Foreign corporate securities                             65,529       2,583      (258)         67,854
                                                     ----------   ---------   -------      ----------
Total debt securities                                $2,569,748   $ 121,543   $(8,457)     $2,682,834
                                                     ==========   =========   =======      ==========

                                                                    Gross Unrealized
                                                     Amortized    --------------------     Estimated
           December 31, 2002                            Cost        Gains      Losses      Fair Value
-----------------------------------------------      ----------   ---------   -------      ----------
U.S. government and agencies                         $  209,139   $   6,395   $      -     $  215,534
States and political subdivisions                           267          11          -            278
Foreign government securities                           173,414      27,531       (894)       200,051
Domestic corporate securities                           833,037      42,326     (8,002)       867,361
Mortgage-backed and other structured securities         866,375      36,019     (5,317)       897,077
Foreign corporate securities                             48,489       2,291        (51)        50,729
                                                     ----------   ---------   --------     ----------
Total debt securities                                $2,130,721   $ 114,573   $(14,264)    $2,231,030
                                                     ==========   =========   ========     ==========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

          The amortized cost and estimated fair values of debt securities at December 31, 2003, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

                                                            Amortized       Estimated
                   (000s omitted)                              Cost        Fair Value
------------------------------------------------            ----------     ----------
Due in one year or less                                     $  157,378     $  164,872
Due after one year through five years                          812,490        854,317
Due after five years through ten years                         556,020        596,588
Due after ten years                                             65,899         71,170
Mortgage-backed and other structured securities                977,961        995,887
                                                            ----------     ----------
Total debt securities                                       $2,569,748     $2,682,834
                                                            ==========     ==========

               EQUITY SECURITIES

          The cost, gross unrealized gains and losses, and estimated fair value of equity securities at December 31 are as follows (000s omitted):

                                             Gross          Gross       Estimated
                                          Unrealized     Unrealized        Fair
                               Cost          Gains         Losses         Value
                             --------     ----------     ---------      ---------
2003                         $108,879     $   17,044     $    (799)     $ 125,124
2002                           84,330          3,612        (9,172)        78,770
                             ========     ==========     =========      =========

               MORTGAGE LOANS

          The Company's mortgage portfolio consists mainly of commercial mortgage loans made to customers throughout the United States. All outstanding commercial mortgage loans are secured by completed income-producing properties. At December 31, 2003 the commercial mortgage portfolio had an average remaining life of approximately 4.8 years, with all principal in the total mortgage portfolio due prior to 2020. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 15% of the aggregate mortgage loan portfolio balance (at December 31, 2003, the company held 18% in California, which is the highest concentration in one state), and loans of no more than 2% of the aggregate mortgage loan portfolio balance are made to any one borrower.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

                  NET INVESTMENT INCOME

         Sources of net investment income for the years ended December 31 are summarized as follows (000s omitted):

                                             2003            2002            2001
-------------------------------------------------------------------------------------
Gross investment income:
   Debt securities                       $    126,633    $    115,323    $    110,458
   Equity securities                            1,662           1,678           1,670
   Mortgage loans                              22,881          24,216          27,716
   Real estate                                  9,195           8,928           9,692
   Policy loans                                 6,658           6,721           6,783
   Derivative financial instruments            (1,844)         (1,273)          2,089
   Short-term investments and other             1,668           1,653           2,717
-------------------------------------------------------------------------------------

                                              166,853         157,246         161,125
Investment expenses                           (10,037)        (11,909)        (12,635)
-------------------------------------------------------------------------------------

Net investment income                    $    156,816    $    145,337    $    148,490
=====================================================================================

                  NET REALIZED INVESTMENT GAINS (LOSSES)

         Sources of realized gains (losses) for the years ended December 31 are summarized as follows (000s omitted):

                                             2003            2002            2001
-------------------------------------------------------------------------------------
Debt securities:
   Gross gains from sales                $     30,920       $  13,461    $     10,946
   Gross losses from sales                     (9,960)        (20,053)        (11,201)
   Other                                          (38)            594           1,588
   Impairment losses                           (8,928)         (6,518)         (1,576)
Equity securities:
   Gross gains from sales                       4,534           1,536          14,311
   Gross losses from sales                       (384)        (16,303)         (2,145)
   Other                                            -               -             462
   Impairment losses                           (2,956)         (2,922)              -
Mortgage loans                                  1,099               -               -
Real estate                                         -               -             589
Derivative financial instruments                1,094           1,178          (3,421)
Other                                             196            (518)              -
-------------------------------------------------------------------------------------

Net realized investment gains (losses)   $     15,577       $ (29,545)   $      9,553
=====================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

         Proceeds from the sale of debt securities were $940.9 million, $607.2 million, and $443.5 million in 2003, 2002 and 2001, respectively. Proceeds from the sale of equity securities were $11.9 million, $25.8 million, and $44.9 million in 2003, 2002 and 2001, respectively.

                  NET UNREALIZED INVESTMENT GAINS (LOSSES)

         The components of net unrealized investment gains (losses) included in accumulated other comprehensive income (loss) at December 31 were as follows (000s omitted):

                                                     2003            2002            2001
---------------------------------------------------------------------------------------------
Debt securities                                  $    113,086    $     89,537    $     30,027
Equity securities                                      16,245          (5,560)         (4,893)
Short-term investments                                      -             (15)             18
Deferred policy acquisition cost adjustments          (14,240)        (17,122)         (4,348)
Other                                                 (24,249)          6,102           1,213
Deferred income taxes                                 (31,774)        (25,529)         (8,039)
---------------------------------------------------------------------------------------------

Net unrealized investment gains                  $     59,068    $     47,413    $     13,978
=============================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

         The amortized cost and associated unrealized investment losses for debt and equity securities for which the fair value had temporarily declined and remained below cost as of December 31, 2003 were as follows (000s omitted):

                                                 Unrealized     Unrealized
                                                 Loss Period    Loss Period
                                                Under Twelve   Twelve Months
                                                   Months       or Greater       Total
------------------------------------------------------------------------------------------
Amortized cost of debt securities with
  unrealized investment losses:
  U.S. government and agencies                  $     10,745   $          -   $     10,745
  States and political subdivisions                    6,998              -          6,998
  Foreign government securities                        5,050              -          5,050
  Domestic corporate securities                      203,316          4,925        208,241
  Mortgage-backed and other structured
    securities                                       292,078         18,183        310,261
  Foreign corporate securities                         9,578              -          9,578
------------------------------------------------------------------------------------------

  Total amortized cost of debt
    securities with unrealized
    investment losses                           $    527,765   $     23,108   $    550,873
==========================================================================================

Unrealized investment losses on debt
  securities:
  U.S. government and agencies                  $        112   $          -   $        112
  States and political subdivisions                       91              -             91
  Foreign government securities                           43              -             43
  Domestic corporate securities                        3,044            295          3,339
  Mortgage-backed and other structured
    securities                                         3,597          1,017          4,614
  Foreign corporate securities                           258              -            258
------------------------------------------------------------------------------------------

Total unrealized investment losses on
  debt securities                               $      7,145   $      1,312   $      8,457
==========================================================================================

Cost of equity securities with unrealized
  investment losses                             $      2,517   $     16,037   $     18,554
Unrealized investment losses on equity
  securities                                             151            648            799
==========================================================================================

         At December 31, 2003, the Company owned 145 debt securities with a fair value of $542.4 million in an unrealized investment loss position. Of these, 22, with a fair value of $21.8 million have been in an unrealized loss position for twelve or more months. The $1.3 million unrealized loss represents a six percent price impairment. The price impairment on the remaining 123 debt securities is less than two percent. The majority of the debt securities are investment grade. The unrealized losses can be attributed primarily to interest rate and credit quality spread changes

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

         since the securities were first acquired and the Company believes they are temporary. In determining whether these unrealized losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, financial position of the issuer, and the intent and ability of the Company to hold the investment until the market price has recovered.

         At December 31, 2003, the Company had eleven stocks with a fair value of $17.8 million in an unrealized loss position. Of these, five, with a fair value of $15.4 million have been in an unrealized position for more than twelve months; the unrealized loss represents a four percent price impairment. The Company believes that the unrealized losses related to these investments are temporary. In fact, four of the five stocks achieved prices in excess of their respective average cost levels during the first two months of 2004. In general, in determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

                  SECURITIES LENDING AGREEMENTS

         The Company is party to securities lending agreements to earn fee income. Unrelated parties borrow securities from the Company and must deposit cash or short-term investments as collateral equal to a minimum of 102% of the fair value of the loaned securities. The security custodian monitors the collateral position daily. The Company remains the beneficial owner and the loaned securities are included with debt securities. At December 31, 2003 and 2002, the fair value of securities loaned by the Company totaled $212.3 million and $176.4 million, respectively.

         The amount of collateral received is invested in short-term securities and is included in the consolidated balance sheets as short-term investments with a corresponding liability included in accounts payable and other liabilities. The fair value of collateral held was $216.6 million and $180.4 million at December 31, 2003 and 2002, respectively.

                  DERIVATIVE FINANCIAL INSTRUMENTS

         Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; to reduce interest rate risks of long-term assets; to control exposure to various credit, currency, and market risks; and to manage exposure to various equity and fixed income market sectors. Derivatives are stated in the consolidated balance sheet at fair value and changes in fair value are recorded as realized investment gains and losses, as are gains and losses at termination.

         Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered, a margin account is established with the broker based on the requirements of the futures exchange. During 2003, the Company utilized equity index futures to help achieve strategic asset allocation targets, but there are no such contracts open at December 31, 2003.

         The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to securities investments denominated in foreign currencies.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

         The company classifies the foreign currency futures as fair value hedges of the designated foreign currency risk of Japanese yen, British pound and Euro denominated long-term bonds. The Company measures the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is therefore excluded from the assessment of hedge effectiveness. Based on this measurement of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were no more than four percent ineffective.

         The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. The Company accrues the net periodic settlement amount of interest rate swap agreements into income.

         The Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Consistent with its asset allocation strategy, the Company entered into commercial mortgage backed security swaps to gain additional exposure to the investment grade commercial mortgage backed securities market and high yield swaps to gain additional exposure to the high yield bond market.

         Generally, no cash is exchanged at the outset of a total return swap contract and no principal payments are made by either party. Normally, a single net payment is made by one of the counterparties at each due date. The net periodic payment accrued is recorded in income.

         The Company gained exposure to certain fixed-income credits by entering into credit default swap contracts. In return for periodic payments of interest based on LIBOR, the Company agreed to acquire certain fixed income securities in the event of default of that security. There are no credit default swap contracts open at December 31, 2003.

         Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

         The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and option agreements. The Company monitors the credit standing of the

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

         counterparties and anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and have little or no counterparty risk.

         The following tables provide a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2003 and 2002 (000s omitted):

                                                                     Current Market or
                                   Carrying        Notional              Fair Value
       December 31, 2003            Value           Amount          Assets      Liabilities
--------------------------------------------------------------------------------------------
Interest rate and total
  return swaps                   $       (176)   $    230,000    $      2,122   $      2,298
Financial futures                      (4,142)        236,555               -          4,142
Purchased option contracts              2,142          25,284           2,142              -
Written option contracts               (2,142)        (25,284)              -          2,142
--------------------------------------------------------------------------------------------

Total derivative financial
  instruments                    $     (4,318)   $    466,555    $      4,264   $      8,582
============================================================================================

    December 31, 2002
      (000s omitted)
--------------------------------------------------------------------------------------------

Interest rate and total
  return swaps                   $     (1,811)   $     70,000    $      1,159   $      2,970
Financial futures                      (4,488)        112,338               -          4,488
Purchased option contracts                771          19,908             771              -
Written option contracts                 (771)        (19,908)              -            771
--------------------------------------------------------------------------------------------

Total derivative financial
  instruments                    $     (6,299)   $    182,338    $      1,930   $      8,229
============================================================================================

                  INVESTMENT IN UNCONSOLIDATED AFFILIATE

         CMLIC owns 50% of MEMBERS Capital Advisors, Inc. (MCA), a registered investment advisor. At December 31, 2003, MCA had assets of $39.1 million and liabilities of $8.8 million. MCA had net income of $5.5 million in 2003, $2.7 million in 2002, and $4.1 million in 2001.

                  ASSETS DESIGNATED

         Iowa law requires that assets equal to a life insurer's legal reserve must be on deposit with the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2003 and 2002, bonds and notes, mortgage loans and policy loans with a

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

         carrying value of $2,817.7 million and $2,398.8 million, respectively, were designated for Iowa and various other regulatory authorities as required by law.

                  ASSET RESTRICTIONS

         Certain policyholder account balances are legally part of the Company's separate accounts. However, the assets supporting them are reported in the consolidated balance sheets with the general account assets because the company retains the risk of investment gains and losses. Approximately $581.9 million and $356.6 million of debt securities as of December 31, 2003 and 2002, respectively, are available only to satisfy obligations to these contractholders.

  (4)    INCOME TAX

         The Company files a consolidated life-nonlife federal income tax return with its wholly-owned subsidiaries. The Company has entered into a tax sharing agreement with its affiliates under Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3). The agreement provides that the allocation of tax expense between the Company and its affiliates is to be based on a ratio of each company's federal income tax, as if it were filing a separate return, to the total federal income tax as calculated on the consolidated federal income tax return. Income tax credits are allocated to companies within the consolidated tax group based on the tax benefit that the consolidated tax group receives from each company.

         Income tax expense (benefit) attributable to income from operations for the years ended December 31 is as follows (000s omitted):

                                             2003            2002            2001
-------------------------------------------------------------------------------------
Current tax expense (benefit)            $     14,188    $    (23,499)   $      5,446
Deferred tax expense (benefit)                 (4,742)          3,045           2,076
-------------------------------------------------------------------------------------

Total income tax expense (benefit)       $      9,446    $    (20,454)   $      7,522
=====================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

         Income tax expense (benefit) for the years ended December 31 differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before income taxes due to the items listed in the following reconciliation (000s omitted):

                                                   2003            2002            2001
-------------------------------------------------------------------------------------------
Tax expense (benefit) computed at federal
  corporate tax rate                           $     10,536    $     (9,054)   $     10,899
Meals and entertainment                                  73             101              94
Tax-exempt interest                                    (117)           (181)           (304)
Dividends-received deduction                           (802)           (681)           (880)
Differential earnings rate tax                            -          (9,000)          1,800
Income tax benefit related to prior years                75          (1,216)         (3,615)
Other, net                                             (319)           (423)           (472)
-------------------------------------------------------------------------------------------

Total income tax expense (benefit)             $      9,446    $    (20,454)   $      7,522
===========================================================================================

         Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31 are as follows (000s omitted):

                                                         2003            2002
---------------------------------------------------------------------------------
Deferred tax assets:
   Insurance reserves                                $     35,399    $     27,520
   Dividends payable to policyholders                       3,577           3,311
   Unearned revenue                                        38,223          38,222
   Pension and other employee benefits                     12,199          13,493
   Real estate investments                                  4,024           4,024
   Other                                                      910             859
---------------------------------------------------------------------------------

Gross deferred tax assets                                  94,332          87,429
---------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                       69,096          64,691
   Unrealized gains                                        31,774          25,529
   Investment income                                          500           4,162
   Deferred revenue                                         7,900           7,364
   Fixed assets                                             2,920           3,556
   Other                                                    9,728           7,397
---------------------------------------------------------------------------------

Gross deferred tax liabilities                            121,918         112,699
---------------------------------------------------------------------------------

Net deferred tax liability                           $    (27,586)   $    (25,270)
=================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

         Management believes that all gross deferred tax assets at December 31, 2003 and 2002 are fully realizable and, consequently, no valuation allowance has been established.

  (5)    RELATED-PARTY TRANSACTIONS

         The Company and CUNA Mutual Insurance Society (CUNA Mutual), a Wisconsin life and health insurer, entered into an agreement of permanent affiliation (the Agreement) effective in 1990. The terms of the Agreement include provisions for reinsurance of each company's future individual life business; the joint development of business plans and distribution systems for the sale of individual insurance and financial services products within the credit union market; and provision for the sharing of certain resources and facilities. Because of the affiliation, certain expenses of the Company are paid by CUNA Mutual and vice-versa. These expenditures are periodically reimbursed.

         In the normal course of business, various transactions are made between the Company and other related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies.

         The Company and CUNA Mutual are parties to agreements with MEMBERS Capital Advisors, Inc. (MCA) for investment advisory services. MCA, 50% of which is owned by the Company and 50% owned by CMIC, manages substantially all of the Company's invested assets in accordance with policies, directives, and guidelines established by the Company. For these services, the Company incurred fees totaling $2.4 million, $2.2 million, and $2.0 million in 2003, 2002 and 2001, respectively. CUNA Mutual and its subsidiaries incurred fees totaling $2.5 million, $3.4 million, and $2.1 million for 2003, 2002 and 2001, respectively.

         The Company invests in mutual funds managed by MCA. The carrying value of these investments was $65.6 million and $52.8 million at December 31, 2003 and 2002, respectively.

         CUNA Brokerage Services, Inc. (CBSI), a subsidiary of CUNA Mutual, is a broker dealer representing the Company in the sale of certain variable annuity, variable universal life and other products which require a broker dealer. Under a cost sharing agreement, CBSI reimburses the Company for various services, office space, equipment and other items incurred on behalf of CBSI; CMLIC received $4.1 million in both 2003 and 2002. CBSI also reimburses the Company for commissions CMLIC pays its representatives for CBSI related business. CMLIC received reimbursements for commissions from CBSI of $40.2 million in 2003 and $41.2 million in 2002.

         Balances due from MCA and CUNA Mutual and its affiliates are reported as other assets and receivables and accounts payable and other liabilities in the accompanying consolidated balance sheets. Amounts due from affiliates were $7.8 million and $11.2 million at December 31, 2003 and 2002, respectively. Amounts due to affiliates were $21.0 million and $48.4 million at December 31, 2003 and 2002, respectively.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

  (6)    REINSURANCE

         In the ordinary course of business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

         The effects of reinsurance on premiums and on claims and benefits for the years ended December 31 is as follows (000s omitted):

                                             2003            2002            2001
-------------------------------------------------------------------------------------
Premiums:
   Direct                                $     77,449    $     64,312    $     61,190
   Assumed from affiliates                     97,384          88,386          77,693
   Ceded to affiliates                         (6,348)         (6,200)         (6,100)
   Ceded to non-affiliates                     (8,628)         (7,117)         (6,254)
-------------------------------------------------------------------------------------

Net premiums                             $    159,857    $    139,381    $    126,529
=====================================================================================

Claims and benefits:
   Direct                                $    108,705    $     93,080    $     96,484
   Assumed from affiliates                     43,018          34,195          34,214
   Ceded to affiliates                         (6,524)         (6,100)         (5,500)
   Ceded to non-affiliates                     (5,621)         (7,751)         (4,479)
-------------------------------------------------------------------------------------

Net claims and benefits                  $    139,578    $    113,424    $    120,719
=====================================================================================

         At December 31, 2003 and 2002, reinsurance recoverables on insurance reserves and unearned premiums of $700.9 million and $561.8 million, respectively, were reported as assets of which $683.3 million and $548.4 million were recoverable from CUNA Mutual and one of its subsidiaries.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

     (7)  DEFERRED POLICY ACQUISITION COSTS

          A summary of policy acquisition costs deferred and amortized is shown in the following table (000s omitted):

                                         2003           2002           2001
------------------------------------------------------------------------------
Balance at beginning of year         $    215,994    $  218,067    $   216,917
Policy acquisition costs deferred          48,058        46,369         38,637
Policy acquisition costs amortized        (32,505)      (35,669)       (38,710)
Effect of net unrealized gains
  (losses) on securities                    2,882       (12,773)         1,223
------------------------------------------------------------------------------
Balance at end of year               $    234,429    $  215,994    $   218,067
==============================================================================

     (8)  BENEFIT PLANS

          The Company has a noncontributory defined benefit pension plan covering substantially all regular full-time employees and agents. Retirement benefits are based on compensation and years of service. Certain employees are also eligible for a non-qualified defined benefit plan. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. Substantially all the benefit plan assets shown in the table below are invested in the Ultra Series Fund, a family of mutual funds which is managed by MCA.

          The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits.

          The following table summarizes information about the plans at December 31 (000s omitted):

                                   Pension Benefits        Other Postretirement Benefits
                                  2003          2002         2003              2002
---------------------------------------------------------------------------------------
Fair value of plan assets at
   December 31                $    66,573    $   50,052   $        -        $         -
Benefit obligation at
   December 31                    (79,335)      (69,032)     (24,300)           (35,631)
---------------------------------------------------------------------------------------
Funded status at December 31  $   (12,762)   $  (18,980)  $  (24,300)       $   (35,631)
=======================================================================================
Accrued benefit recognized
   in the consolidated
   balance sheet              $    (4,662)   $  (12,524)  $  (28,386)       $   (26,585)
=======================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

          The following tables provide information for the plans for the years ended December 31 (000s omitted):

                                             2003        2002       2001
---------------------------------------------------------------------------
Pension benefits:

Employer contributions                     $  12,919   $     -   $    2,317
Benefit payments                               5,683     2,013        1,985
Net periodic benefit cost                      4,801     3,614        1,644
===========================================================================

Other postretirement benefits:

Employer contributions                     $     751   $   709   $      596
Benefit payments                                 751       709          596
Net periodic benefit cost                      2,553     4,184        3,971

          The actuarial assumptions used to develop the components of pension and other postretirement benefit expense for the years ended December 31 were as follows:

Discount rate                                    6.3%      6.5%         6.5%
Expected long-term rate of
  return on plan assets                          8.0%      8.0%         7.5%
Assumed rate of compensation increase            4.7%      5.0%         5.0%
----------------------------------------------------------------------------

          The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation are 11.0% reduced over a period of 20 years to 4.0% for 2003 and 12.0% reduced over a period of 20 years to 4.0% for 2002. The discount rate used in determining the accumulated postretirement benefit obligation is 6.5% in 2003 and 2002.

               OTHER POSTEMPLOYMENT BENEFITS

          The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees after employment but before retirement. Such costs are recognized during an employee's service years if he or she meets certain requirements. The liability for other postemployment benefits was $4.5 million and $3.7 million at December 31, 2003 and 2002, respectively.

               DEFINED CONTRIBUTION PLANS

          The Company has defined contribution thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2003, 2002 and 2001 were $3.0 million, $3.8 million and $2.7 million, respectively.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

     (9)  STATUTORY FINANCIAL DATA

          The Company is subject to statutory regulations as to maintenance of policyholders' surplus.

          Risk-Based Capital (RBC) requirements promulgated by the NAIC require
          U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2003, the Company's adjusted surplus exceeds minimum requirements.

          CMLIC files statutory-basis financial statements with insurance regulatory authorities. The Iowa Department of Commerce, Insurance Division has allowed CMLIC to use an accounting practice which differs in some respects from prescribed statutory accounting practices (permitted practices). This permitted practice relates to the carrying value of fixed maturity securities held in the separate account which support certain funding agreements. The use of this permitted practice decreased reported statutory surplus by $1.4 million and $1.8 million as of December 31, 2003 and 2002, respectively.

          A reconciliation of the Company's statutory net income and surplus to GAAP net income and policyholders' surplus for the years ended and at December 31 is as follows (000s omitted):


                                            2003           2002          2001
--------------------------------------------------------------------------------
Statutory net income (loss)             $         309  $   (29,271)  $     8,914
Adjustments:
    Deferred policy acquisition costs          15,553       10,701           (73)
    Insurance reserves                        (15,257)      17,390           566
    Federal income taxes                        4,863       (3,092)       (1,328)
    Pension benefits                           (1,847)      (2,750)       (1,644)
    Realized gains (losses)                    (1,933)         486         4,681
    Derivative financial instruments           20,737        3,450          (541)
    Other                                          13       (1,508)       14,519
--------------------------------------------------------------------------------

GAAP net income (loss)                  $      22,438  $    (4,594)  $    25,094
================================================================================

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

                                                 2003          2002          2001
------------------------------------------------------------------------------------
Statutory surplus                             $  250,898    $  210,075    $  224,749
Adjustments:
   Deferred policy acquisition costs             234,429       215,994       218,067
   Insurance reserves                           (108,316)      (78,928)      (96,319)
   Revaluation of available for sale debt
     securities                                   71,457        81,387        33,689
   Asset valuation reserve for life
     insurance companies                          51,997        44,011        50,364
   Unearned revenue                              (23,062)      (24,509)      (31,265)
   Real estate valuation                          (1,598)       (1,598)       (1,597)
   Accrued postretirement benefit liability      (14,434)      (13,896)      (13,176)
   Dividends payable to policyholders             14,321        13,560        13,335
   Accrual for pension benefits                  (15,244)       (7,753)      (10,147)
   Federal income taxes                          (39,668)      (47,039)      (21,455)
   Derivative financial instruments                    -        (2,970)         (406)
   Other                                           2,189           542        (5,804)
------------------------------------------------------------------------------------
GAAP policyholders' surplus                   $  422,969    $  388,876    $  360,035
====================================================================================

     (10) COMMITMENTS AND CONTINGENCIES

          The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2003 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies.

          The Company has established a liability of $1.0 million in 2003 and 2002 for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $0.8 million in 2003 and $0.7 million in 2002. Recoveries of assessments from premium taxes are generally made over a five-year period.

          The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

     (11) NOTES PAYABLE

          The Company entered into an advances, collateral pledge and security agreement with the Federal Home Loan Bank of Des Moines (FHLB) and $15.0 million was outstanding as of December 31, 2003. As a condition of the agreement, the Company must purchase FHLB common stock and is allowed to borrow up to a multiple of that stock ownership and post collateral to secure any advances. Based on those terms, an additional $5.0 million was available to CMLIC at December 31, 2003. The Company has pledged debt securities with a fair value of $29.3 million to collateralize advances made under the agreement. Interest is calculated daily at floating rates ranging from 1.14% to 1.26% and is payable monthly. Borrowings from the FHLB are used for short-term cash flow management and are typically settled within one month.

          The Company has an outstanding liability of $1.0 million and $1.2 million as of December 31, 2003 and 2002, respectively, as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California (CRA) in 1996. The loan is secured by real estate with an appraisal value that exceeds the loan principal balance. The loan is being amortized on a straight-line basis over 240 months beginning in 2001. Payments totaling approximately $55,000 annually are due through 2021.

     (12) DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

          Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows.

          Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from the disclosure requirements. In addition, the tax ramifications of the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

          The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

               CASH AND CASH EQUIVALENTS, SHORT-TERM INVESTMENTS, AND ACCRUED INVESTMENT INCOME

          The carrying amounts for these instruments approximate their fair values.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

               POLICY LOANS

          Policy loans are considered an integral part of the underlying insurance policies. Because policy loans are often repaid by reducing policy benefits and due to their variable maturity dates, it is not practicable to estimate their fair value.

               INVESTMENT SECURITIES

          Fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of equity securities are based on quoted market prices.

               MORTGAGE LOANS

          The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

               DERIVATIVE FINANCIAL INSTRUMENTS

          The fair value of derivatives is based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment. Fair values for derivatives traded on an exchange are based on quoted market prices.

               INVESTMENT-TYPE CONTRACTS

          The fair value of the Company's liabilities under investment-type insurance contracts such as annuities is based on the account balance less applicable surrender charges.

               NOTES PAYABLE

          The short-term note payable has a variable interest rate and the carrying amount is a reasonable estimate of fair value. The other note payable is discounted using cash flow techniques as described for mortgage loans.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements

           The carrying amounts and estimated fair values of the Company's significant financial instruments at December 31 are as follows (000s omitted):

                                            2003                            2002
                                  Carrying       Estimated        Carrying       Estimated
                                   Amount        Fair Value        Amount        Fair Value
--------------------------------------------------------------------------------------------
Financial instruments
  Recorded as assets:
    Debt securities             $  2,682,834    $  2,682,834    $  2,231,030    $  2,231,030
    Equity securities                125,124         125,124          78,770          78,770
    Mortgage loans                   242,029         268,821         275,971         307,653
    Short-term investments           228,114         228,114         186,058         186,058
    Cash and cash equivalents         73,061          73,061          62,286          62,286
    Accrued investment income         36,759          36,759          30,874          30,874
    Derivatives                        4,264           4,264           1,930           1,930

Financial instruments
   recorded as liabilities:
    Investment-type contracts     (2,446,832)     (2,397,708)     (1,889,177)     (1,837,043)
    Notes payable                    (15,977)        (15,989)         (1,226)         (1,031)
    Derivatives                       (8,582)         (8,582)         (8,229)         (8,229)
============================================================================================

APPENDIX A - FIRST YEAR DEFERRED SALES CHARGES PER 1,000 OF SPECIFIED AMOUNT

ISSUE AGE            MALE COMPOSITE                       FEMALE COMPOSITE
---------            --------------                       ----------------
   0                      0.95                                    0.87
   1                      1.07                                    0.99
   2                      1.19                                    1.11
   3                      1.30                                    1.22
   4                      1.42                                    1.34
   5                      1.54                                    1.46
   6                      1.70                                    1.59
   7                      1.88                                    1.72
   8                      2.06                                    1.85
   9                      2.24                                    1.98
   10                     2.39                                    2.11
   11                     2.51                                    2.23
   12                     2.62                                    2.35
   13                     2.71                                    2.46
   14                     2.80                                    2.57
   15                     2.88                                    2.67

                               MALE                                   FEMALE
                  -------------------------------        -------------------------------
ISSUE AGE         NON TOBACCO             TOBACCO        NON TOBACCO             TOBACCO
---------         -----------             -------        -----------             -------
   16                 2.94                  2.94            2.74                  2.74
   17                 2.99                  2.99            2.80                  2.80
   18                 3.03                  3.03            2.85                  2.85
   19                 3.10                  3.10            2.92                  2.92
   20                 3.21                  3.24            3.03                  3.05
   21                 3.37                  3.49            3.18                  3.28
   22                 3.56                  3.74            3.37                  3.51
   23                 3.78                  4.00            3.57                  3.75
   24                 4.03                  4.25            3.79                  3.98
   25                 4.29                  4.50            4.02                  4.21
   26                 4.57                  4.79            4.26                  4.51
   27                 4.88                  5.11            4.51                  4.85
   28                 5.21                  5.45            4.77                  5.22
   29                 5.55                  5.82            5.05                  5.59
   30                 5.89                  6.18            5.33                  5.95
   31                 6.23                  6.54            5.63                  6.31
   32                 6.59                  6.91            5.93                  6.68
   33                 6.95                  7.30            6.25                  7.04
   34                 7.32                  7.70            6.57                  7.42
   35                 7.71                  8.13            6.90                  7.79

Note: Preferred and Standard Policies use the same deferred sales charge.

                                 MALE                                 FEMALE
                   -------------------------------       --------------------------------
ISSUE AGE          NON TOBACCO             TOBACCO       NON TOBACCO              TOBACCO
---------          -----------             -------       -----------              -------
   36                  8.11                  8.58            7.22                  8.17
   37                  8.53                  9.05            7.55                  8.55
   38                  8.95                  9.54            7.88                  8.94
   39                  9.40                 10.07            8.22                  9.32
   40                  9.87                 10.62            8.58                  9.70
   41                 10.36                 11.21            8.96                 10.06
   42                 10.86                 11.82            9.35                 10.41
   43                 11.39                 12.46            9.76                 10.76
   44                 11.94                 13.14           10.18                 11.12
   45                 12.53                 13.86           10.64                 11.52
   46                 13.14                 14.61           11.10                 11.92
   47                 13.76                 15.39           11.56                 12.30
   48                 14.41                 16.21           12.06                 12.73
   49                 15.12                 17.08           12.62                 13.25
   50                 15.91                 18.00           13.28                 13.91
   51                 16.79                 19.00           14.07                 14.77
   52                 17.74                 20.07           14.98                 15.79
   53                 18.74                 21.18           15.94                 16.89
   54                 19.78                 22.31           16.92                 18.00
   55                 20.83                 23.43           17.86                 19.04
   56                 21.85                 24.48           18.70                 19.96
   57                 22.84                 25.47           19.49                 20.80
   58                 23.88                 26.50           20.30                 21.65
   59                 25.04                 27.68           21.20                 22.59
   60                 26.39                 29.11           22.30                 23.71
   61                 27.01                 29.87           23.08                 24.53
   62                 27.42                 30.48           23.84                 25.32
   63                 27.73                 31.00           24.55                 26.06
   64                 28.04                 31.50           25.20                 26.71
   65                 28.45                 32.05           25.75                 27.25
   66                 28.96                 32.58           26.18                 27.60
   67                 29.50                 33.05           26.49                 27.78
   68                 30.07                 33.55           26.74                 27.91
   69                 30.70                 34.19           27.00                 28.07
   70                 31.39                 35.07           27.31                 28.39
   71                 32.25                 36.52           27.72                 29.01
   72                 33.12                 37.97           28.12                 29.64
   73                 33.98                 39.41           28.53                 30.26
   74                 34.85                 40.86           28.93                 30.89
   75                 35.71                 42.31           29.34                 31.51

Note: Preferred and Standard Policies use the same deferred sales charge.

APPENDIX B - DEATH BENEFIT RATIO

The Death Benefit Ratio required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.

Attained Age        Death Benefit Ratio
------------        -------------------
0-40                     2.50
41                       2.43
42                       2.36
43                       2.29
44                       2.22
45                       2.15
46                       2.09
47                       2.03
48                       1.97
49                       1.91
50                       1.85
51                       1.78
52                       1.71
53                       1.64
54                       1.57
55                       1.50
56                       1.46
57                       1.42
58                       1.38
59                       1.34
60                       1.30
61                       1.28
62                       1.26
63                       1.24
64                       1.22
65                       1.20
66                       1.19
67                       1.18
68                       1.17
69                       1.16
70                       1.15
71                       1.13
72                       1.11
73                       1.09
74                       1.07
75-90                    1.05
91                       1.04
92                       1.03
93                       1.02
94                       1.01
95                       1.00

                                     PART C

                                OTHER INFORMATION

ITEM 27.          EXHIBITS

1.       Board of Directors Resolution.

         a) Resolutions of the Board of Directors of CUNA Mutual Life Insurance Company. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

2.       Custodian Agreements. Not Applicable

3.       Underwriting Contracts.

         a) Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

         b) Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

4.       Contracts.

         a. Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  i. Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  ii. Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  iii. Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  iv. Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  v. Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  vi. Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  vii. Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  viii. Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  ix. Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  x. Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  xi. Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

         b. Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  i. Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  ii. 403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number 17 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

         c. State Variation List. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

5.       Applications.

         a) Application. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

6.       Depositor's Certificate of Incorporation and By-Laws.

         a. Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 15 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.

         b. Bylaws. Incorporated herein by reference to Form S-6 post-effective amendment no. 22 (File No. 33-19718) filed with the Commission on April 29, 2002.

7.       Reinsurance Contracts.

         a) Form of Facultative YRT Self-Administered Reinsurance Agreement, Effective January 1, 1992, between Century Life of America, Waverly, Iowa and Frankona America Life Reassurance Company, Kansas City Missouri.

         b) Form of Facultative Agreement between Century Life of America, Waverly, Iowa (hereinafter called the Ceding Company) and General American Life Insurance Company, St. Louis, Missouri, Effective September 1, 1991.

         c) Form of Reinsurance Agreement between The Century Life of America of Waverly, Iowa and General Reassurance Corporation, Financial Centre, Stamford, Connecticut, Effective January 22, 1986.

         d) Form of Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Century Life of America of Waverly, Iowa and Transamerica Occidental Life Insurance Company of Los Angeles, California, Effective February 1, 1986.

         e) Form of Reinsurance Agreement Between Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, Effective as of September 1, 1983.

         f) Form of Amendment to the Risk Premium Reinsurance Agreement between the Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, effective September 1, 1983.

8.       Participation Agreements.

         a) Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

         b) Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000. Form of Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

         c) Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

         d) Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

         e) Participation Agreement between Oppenheimer Variable Account Funds and the Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

         g) Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

9.       Administrative Contracts. Not applicable.

10.      Other Material Contracts. Not applicable.

11. Legal Opinion. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

12.      Actuarial Opinion. Not applicable.

13.      Calculations. Not applicable.

14.      Other Opinions. Not applicable.

15.      Omitted Financial Statements. No financial statements are omitted from
         Item 24.

16.      Initial Capital Agreements. Not applicable.

17.      Redeemability Exemption. Not applicable.

18.      Consent of Independent Accountants.

19.      Powers of Attorney.

ITEM 28.          DIRECTORS AND OFFICERS OF THE DEPOSITOR


        Name                             Position/Office
---------------------          ---------------------------------
DIRECTORS

Eldon Arnold                   Director
James L. Bryan**               Director
Loretta M. Burd**              Director & Chairman of the Board
Ralph B. Canterbury**          Director
Thomas R. Graham               Director
Jerald R. Hinrichs**           Director
Tom Jones                      Director
Michael B. Kitchen**           Director
Brian L. McDonnell**           Director & Vice Chairman
C. Alan Peppers**              Director
Neil A. Springer**             Director
Farouk D.G. Wang**             Director
Larry T. Wilson**              Director

EXECUTIVE OFFICERS

James E. Gowan**               CUNA Mutual Life Insurance Company*
                               Chief Officer - Sales & Marketing

Michael S. Daubs**             CUNA Mutual Life Insurance Company*
                               Chief Officer - Investments

Lon Sprecher**                 CUNA Mutual Life Insurance Company*
                               Chief Officer - Credit Union Protection &
                               Employee Solutions

Rick R. Roy                    CUNA Mutual Life Insurance Company
                               Chief Officer - Technology

Jeffrey D. Holley              CUNA Mutual Life Insurance Company
                               Chief Officer - Finance

Michael B. Kitchen**           CUNA Mutual Life Insurance Company*
                               President and Chief Executive Officer

Reid A. Koenig***              CUNA Mutual Life Insurance Company*
                               Chief Officer - Operations

Daniel E. Meylink, Sr.**       CUNA Mutual Life Insurance Company*
                               Chief Officer - Lending Solutions Group

Faye Patzner**                 CUNA Mutual Life Insurance Company*
                               Chief Officer - Legal

* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.

** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.

***  Principal place of business is 2000 Heritage Way, Waverly, Iowa 50677.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   SEE ORGANIZATION CHARTS ON FOLLOWING PAGE.

                          CUNA Mutual Insurance Society


                  Organizational Chart As Of November 7, 2003



CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin


CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.   CUNA Mutual Investment Corporation
     Business: Holding Company
     October 15, 1972*
     State of domicile: Wisconsin

CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

         a.  CUMIS Insurance Society, Inc.
             Business: Corporate Property/Casualty Insurance
             May 23, 1960*
             State of domicile: Wisconsin

         CUMIS Insurance Society, Inc. is the 100% owner of the following subsidiary:

             (1)  Credit Union Mutual Insurance Society New Zealand Ltd.
                  Business: Fidelity Bond Coverage
                  November 1, 1990*
                  Country of domicile: New Zealand
                  Incorporated in New Zealand on November 25, 1977 Purchased from New Zealand League on November 1, 1990

         b.  CUNA Brokerage Services, Inc.
             Business: Brokerage
             July 19, 1985*
             State of domicile: Wisconsin

         c.  CUNA Mutual General Agency of Texas, Inc.
             Business: Managing General Agent
             August 14, 1991*
             State of domicile: Texas

         d.  MEMBERS Life Insurance Company
             Business: Credit Disability/Life/Health
             February 27, 1976*
             State of domicile: Wisconsin
             Formerly CUMIS Life & CUDIS

         e.  International Commons, Inc.
             Business: Special Events
             January 13, 1981*
             State of domicile: Wisconsin

         f.  CUNA Mutual Mortgage Corporation
             Business: Mortgage Servicing
             November 20, 1978* Incorporated
             December 1, 1995 Wholly Owned
             State of domicile: Wisconsin

         g.  CUNA Mutual Insurance Agency, Inc.
             Business: Leasing/Brokerage
             March 1, 1974*
             State of domicile: Wisconsin
             Formerly CMCI Corporation


         h.  Stewart Associates Incorporated
             Business: Insurance Agency for Credit Insurance,
             Collateral Protection,
             Mechanical Breakdown
             March 6, 1998
             State of domicile: Wisconsin



         i.  CMG Mortgage Assurance Company
             Formerly Investors Equity Insurance Company, Inc.
             Business: Private Mortgage Insurance
             50% ownership by CUNA Mutual Investment Corporation
             50% ownership by PMI Mortgage Insurance Company
             Incorporated in California on March 3, 1969
             Acquired by CUNA Mutual Investment Corporation April 14, 1994 State of domicile: Wisconsin



         j.  CUNA Mutual Business Services, Inc.
             Business: Financial Services
             Incorporated April 22, 1974
             Wholly owned March 6, 2000
             State of domicile: Wisconsin


CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

             (1)  CUNA Mutual Insurance Agency of Alabama, Inc.
                  Business: Property & Casualty Agency
                  May 27, 1993
                  State of domicile: Alabama

             (2)  CUNA Mutual Insurance Agency of New Mexico, Inc.

                  Business: Brokerage of Corporate & Personal Lines
                  June 10, 1993*
                  State of domicile: New Mexico

             (3)  CUNA Mutual Insurance Agency of Hawaii, Inc.
                  Business: Property & Casualty Agency
                  June 10, 1993*
                  State of domicile: Hawaii

             (4)  CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
                  Business: Property & Casualty Agency
                  June 24, 1993*
                  State of domicile: Mississippi

             (5)  CUNA Mutual Insurance Agency of Kentucky, Inc.
                  Business: Brokerage of Corporate & Personal Lines October 5, 1994*
                  State of domicile: Kentucky

             (6)  CUNA Mutual Insurance Agency of Massachusetts, Inc.
                  Business: Brokerage of Corporate & Personal Lines January 27, 1995*
                  State of domicile: Massachusetts





             (7)  CUNA Mutual Insurance Agency of Texas, Inc.
                  Business: Property and Casualty Coverage
                  September 5, 1973
                  State of Domicile: Texas


2.   C.U.I.B.S. Pty. Ltd.
     Business: Brokerage
     February 18, 1981*
     Country of domicile: Australia

 3.  CUNA Caribbean Insurance Society Limited
     Business: Life and Health
     July 4, 1985*
     Country of domicile: Trinidad and Tobago





 4.  CUNA Caribbean Insurance Services Limited
     Business: Consultants, Advisors and Managers for Insurance & Pension Plans Incorporated November 26, 1991
     Country of domicile: Trinidad and Tobago



 5.  CUNA Mutual Australia Holding Co. Pty. Ltd.
     Business: Holding Company
     September 17, 1999*

     Country of domicile: Australia

     CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:


             (1)  CUNA Mutual Life Australia, Ltd.
                  Business: Life Insurance
                  October 15, 1999
                  Country of domicile: Australia



 6.  CUNA Mutual Group, Limited
     Business: Brokerage
     May 27, 1998
     Country of domicile: U.K.


* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:





 1.  C.U. Insurance Services, Inc./Oregon
     50% ownership by CUNA Mutual Insurance Agency, Inc.
     50% ownership by Oregon Credit Union League
     December 27, 1989



 2.  The CUMIS Group Limited
     63.3% ownership by CUNA Mutual Insurance Society
     December 31, 1991


     The CUMIS Group Limited is the 100% owner of the following companies:

             a.   CUMIS Life Insurance Company
                  Business: Creditor Group, Individual Life and
                  Disability Insurance
                  January 1, 1977
                  Country of domicile: Canada

             b.   CUMIS General Insurance Company
                  Business: Property & Casualty Insurance
                  July 1, 1980
                  Country of domicile: Canada

             c.   MemberCARE Financial Services Limited
                  Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program
                  August 1, 1993
                  Country of domicile: Canada

             d.   MemberCARE Financial Services Partnership

                  Originally formed on January 1, 1994 as a partnership between Cooperators Life Insurance Company and CUMIS Life Insurance Company.
                  January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%. Country of domicile: Canada

             e.   Canadian Northern Shield Insurance Company
                  Business: Property & Casualty Insurance
                  February 1, 1985
                  Country of domicile: British Columbia, Canada

             f.   CUMIS Services Limited
                  Business: Acquisitions and Insurance Agency
                  Management Services
                  June 1, 2000
                  Country of domicile: Canada

             g.   WESTCU Insurance Services Limited
                  Business: Insurance Agency Management
                  June 21, 2000
                  Country of domicile: Westminster, Canada


3.   MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     January 1, 1992



4.   CUNA Mutual Insurance Agency of Ohio, Inc.
     1% of value owned by Boris Natyshak (CUNA Mutual Employee) subject to a voting trust agreement, Michael B. Kitchen as Voting Trustee.
     99% of value owned by CUNA Mutual Insurance Agency, Inc. DUE to Ohio regulations, CUNA Mutual Insurance Agency, Inc. Holds no voting stock in this corporation.
     June 14, 1993



5.   CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
     Company)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Mortgage Insurance Company
     April 14, 1994



6.   Cooperators Life Assurance Society Limited (Jamaica)
     CUNA Mutual Insurance Society owns 122,500 shares
     Jamaica Co-op Credit Union League owns 127,500 shares
     May 10, 1990



7.   CU Interchange Group, Inc.
     Owned by CUNA Strategic Services, Inc. and various state league organizations
     December 15, 1993 - CUNA Mutual Investment Corporation purchased 100 shares stock

8.   CMG Mortgage Reinsurance Company
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Insurance Company
     July 26, 1999



9.   Credit Union Service Corporation
     Atlanta, Georgia
     Owned by Credit Union National Association, Inc. and 18 state league organizations
     March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock



10. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999


     CUNA Mutual Australia Limited is the 100% owner of the following companies:

         a. CUNA Mutual Insurance Brokers Pty Limited (formerly NCUIS Insurance Brokers Pty Limited)
             Business: Provides Insurance Brokerage Capability

         b. CUNA Mutual Underwriting (Agencies) Pty Limited (formerly NCUIS Underwriting (Agencies) Pty Limited), which itself is a wholly-owned subsidiary of CUNA Mutual Insurance Brokers Pty Limited
             Business: Provides Insurance Brokerage Capability

         c. CUNA Mutual Technology Services Australia Pty Limited (formerly Direct Insurance Network International Pty Limited)
             Business: Provides Technology Solutions in Support of Our Insurance Operations


11.  CUNA Strategic Services, Inc.
     CUNA Mutual Insurance Society owns 200.71 shares
     December 31, 1999


Partnerships

1.   CM CUSO Limited Partnership, a Washington Partnership
     CUMIS Insurance Society, Inc. - General Partner
     Credit Unions in Washington - Limited Partners
     June 14, 1993

1.   "Sofia LTD." (Ukraine)
     99.96% ownership by CUNA Mutual Insurance Society
     .04% ownership by CUMIS Insurance Society, Inc.
     March 6, 1996

 2.  `FORTRESS' (Ukraine)
     80% ownership by "Sofia LTD."
     19% ownership by The Ukrainian National Association of Savings and Credit Unions
     1% ownership by Service Center by UNASCU
     September 25, 1996

3.   MEMBERS Development Company LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Credit Unions & CUSOs
     September 24, 1999

4.   The Center for Credit Union Innovation LLC
     33.3% ownership by CUNA Mutual Insurance Society
     33.3% ownership by CUNA & Affiliates
     33.3% ownership by American Association of Credit Union Leagues January 5, 2000

5.   HR Value Group LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Leagues & League Service Organizations
     December 1, 2000


6.   Lending Call Center Services, LLC
     Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions Incorporated June 24, 2002
     Owned by a sole Class A Owner - APPRO Systems, Inc.
     Owned by a sole Class B Owner - CUNA Mutual Investment Corporation


Affiliated (Nonstock)

1.   CUNA Mutual Group Foundation, Inc.
     July 5, 1967

2.   CUNA Mutual Life Insurance Company
     July 1, 1990

ITEM 30.          INDEMNIFICATION

Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.          PRINCIPAL UNDERWRITER

CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

Officers and Directors of CUNA Brokerage.


  Name and Principal                 Positions and Offices                       Positions and Offices
   Business Address                   With the Underwriter                          With Registrant
----------------------              ------------------------              ------------------------------------
Christine M. Anderson*              Secretary & Treasurer                 Forecasting & Planning Vice
                                                                          President, Finance

Grael B. Barker                     Director                              None

Dennis J. Godfrey                   Director & Chairman                   None

Katherine I. Grete**                Assistant Treasurer                   Business Finance Team
                                                                          Financial Analysis Manager
Tracy K. Lien*                      Assistant Secretary                   Recording Secretary

Timothy Halevan**                   Chief Compliance Officer              Chief Compliance Officer

John W. Henry*                      Director & Vice Chairman              Vice President - Vice President
                                                                          Members Solutions Group

Kevin T. Lentz*                     Director                              Senior Vice President - Members
                                                                          Solutions Group

Faye A. Patzner*                    Chief Officer - Legal                 Chief Officer - Legal

Gloria Wallace**                    Assistant Vice President              Assistant Vice President - Brokerage
                                                                          Operations & Ad. Services
Mark T. Warshauer*                  Director                              Senior Vice President

Mark K. Willson*                    Assistant Secretary                   Assistant Vice President - Associate
                                                                          General Counsel


*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 27(3)(a). The Company pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 2001, was $18,250,080.. The contracts provide that the Company performs certain functions on behalf of the distributor. For example, the Company sends confirmation statements to Owners and the Company maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse the Company for the services it performs on behalf of the distributor.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

    (1)                     (2)                       (3)                     (4)                   (5)
  NAME OF             NET UNDERWRITING
 PRINCIPAL              DISCOUNTS AND             COMPENSATION            BROKERAGE
UNDERWRITER              COMMISSIONS             ON REDEMPTION           COMMISSIONS            COMPENSATION
-----------           ----------------           -------------           -----------            ------------
   CUNA                  $18,250,080                   0                       0                      0
 Brokerage
 Services

ITEM 32.          LOCATION OF ACCOUNTS AND RECORDS

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 33.          MANAGEMENT SERVICES

         All management contracts are discussed in Part A or Part B.

ITEM 34.          FEE REPRESENTATION

         The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 19th day of April, 2004.


                               CUNA MUTUAL LIFE VARIABLE ACCOUNT (REGISTRANT) BY CUNA MUTUAL LIFE INSURANCE COMPANY


                               By: /s/ Michael B. Kitchen
                                   ----------------------


                                   Michael B. Kitchen
                                   President


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 19th day of April, 2004.


                               CUNA MUTUAL LIFE INSURANCE COMPANY (DEPOSITOR)


                               By: /s/ Michael B. Kitchen
                                   ----------------------


                                   Michael B. Kitchen
                                   President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.



SIGNATURE AND TITLE                   DATE        SIGNATURE AND TITLE                    DATE
/S/ELDON R. ARNOLD                      *         /S/THOMAS C. JONES                       *
------------------------------                    --------------------------------
Eldon R. Arnold, Director                         Thomas C. Jones, Director

/S/JAMES L. BRYAN                       *         /S/BRIAN L. MCDONNELL                    *
------------------------------                    --------------------------------
James L. Bryan, Director                          Brian L. McDonnell, Director

/S/LORETTA M. BURD                      *         /S/C. ALAN PEPPERS                       *
------------------------------                    --------------------------------
Loretta M. Burd, Director                         C. Alan Peppers, Director

/S/RALPH B. CANTERBURY                  *         /S/NEIL A. SPRINGER                      *
------------------------------                    --------------------------------
Ralph B. Canterbury, Director                     Neil A. Springer, Director

/S/THOMAS R. GRAHAM                     *         /S/MARGARET GALLARDO-CORTEZ            4/19/04
------------------------------                    --------------------------------
Thomas R. Graham, Director                        Margaret Gallardo-Cortez,
                                                  Attorney-In-Fact

/S/JERALD R. HINRICHS                   *         /S/FAROUK D. G. WANG                     *
------------------------------                    --------------------------------
Jerald R. Hinrichs, Director                      Farouk D. G. Wang, Director

/S/MICHAEL B. KITCHEN                 4/19/04     /S/LARRY T. WILSON                       *
------------------------------                    --------------------------------
Michael B. Kitchen, Director                      Larry T. Wilson, Director


*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.


SIGNATURE AND TITLE                                                DATE
/s/Jeffrey D. Holley                                              4/19/04
----------------------------------------
Jeffrey D. Holley
Chief Financial Officer

/s/Michael B. Kitchen                                             4/19/04
----------------------------------------
Michael B. Kitchen
President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibits

18.      Consent of Independent Accountants

19.      Powers of Attorney